                                                                EXHIBIT 4(d)

                       DELTA NATURAL GAS COMPANY, INC.



                                     AND



                  THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                   TRUSTEE

                       ------------------------------



                                  INDENTURE

                          DATED AS OF MARCH 1, 2006

                       ------------------------------



                                 $40,000,000



                        ____% INSURED QUARTERLY NOTES

                              DUE APRIL 1, 2021

                       ------------------------------






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
                                                 TABLE OF CONTENTS

                                                                                                               PAGE
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ARTICLE 1 - DEFINITIONS AND INCORPORATION BY REFERENCE............................................................1
     SECTION 1.01.             DEFINITIONS........................................................................1
     SECTION 1.02.             INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT..................................5
     SECTION 1.03.             RULES OF CONSTRUCTION..............................................................6

ARTICLE 2 - THE NOTES.............................................................................................6
     SECTION 2.01.             FORM AND DATING....................................................................6
     SECTION 2.02.             EXECUTION AND AUTHENTICATION.......................................................6
     SECTION 2.03.             REGISTRAR AND PAYING AGENT.........................................................7
     SECTION 2.04.             PAYING AGENT TO HOLD MONEY IN TRUST................................................7
     SECTION 2.05.             NOTEHOLDER LISTS...................................................................7
     SECTION 2.06.             TRANSFER AND EXCHANGE..............................................................7
     SECTION 2.07.             REPLACEMENT NOTES..................................................................8
     SECTION 2.08.             OUTSTANDING NOTES..................................................................8
     SECTION 2.09.             TREASURY NOTES.....................................................................9
     SECTION 2.10.             TEMPORARY NOTES....................................................................9
     SECTION 2.11.             CANCELLATION.......................................................................9
     SECTION 2.12.             DEFAULTED INTEREST.................................................................9
     SECTION 2.13.             PERSONS DEEMED OWNERS..............................................................9

ARTICLE 3 - REDEMPTION OF NOTES AT CORPORATION'S OPTION..........................................................10
     SECTION 3.01.             REDEMPTION RIGHT AT CORPORATION'S OPTION..........................................10
     SECTION 3.02.             NOTICES TO TRUSTEE................................................................10
     SECTION 3.03.             SELECTION OF NOTES TO BE REDEEMED.................................................10
     SECTION 3.04.             NOTICE OF REDEMPTION..............................................................10
     SECTION 3.05.             EFFECT OF NOTICE OF REDEMPTION....................................................11
     SECTION 3.06.             DEPOSIT OF REDEMPTION PRICE.......................................................11
     SECTION 3.07.             NOTES REDEEMED IN PART............................................................11
     SECTION 3.08.             CORPORATION'S RIGHT TO WITHDRAW REDEMPTION ELECTION...............................11

ARTICLE 4 - REDEMPTION OF NOTES AT NOTEHOLDER'S OPTION...........................................................12
     SECTION 4.01.             REDEMPTION RIGHT AT NOTEHOLDER'S OPTION...........................................12

ARTICLE 5 - COVENANTS............................................................................................12
     SECTION 5.01.             PAYMENT OF NOTES..................................................................12
     SECTION 5.02.             REPORTING ........................................................................12
     SECTION 5.03.             CORPORATE EXISTENCE...............................................................12
     SECTION 5.04.             PAYMENT OF TAXES AND OTHER CLAIMS.................................................13
     SECTION 5.05.             LIMITATION ON CERTAIN FUNDED INDEBTEDNESS.........................................13

                                     i

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     SECTION 5.06.             LIMITATIONS ON DIVIDENDS AND OTHER PAYMENTS ON STOCK..............................13
     SECTION 5.07.             LIMITATION ON SECURED INDEBTEDNESS................................................13
     SECTION 5.08.             COMPLIANCE CERTIFICATE............................................................15
     SECTION 5.09.             DEFAULT CERTIFICATE...............................................................15
     SECTION 5.10.             REGULATED ENTERPRISE..............................................................15

ARTICLE 6 - SUCCESSORS...........................................................................................15
     SECTION 6.01.             WHEN CORPORATION MAY MERGE, ETC...................................................15

ARTICLE 7 - DEFAULTS AND REMEDIES................................................................................16
     SECTION 7.01.             EVENTS OF DEFAULT.................................................................16
     SECTION 7.02.             ACCELERATION......................................................................17
     SECTION 7.03.             OTHER REMEDIES....................................................................17
     SECTION 7.04.             WAIVER OF PAST DEFAULTS...........................................................18
     SECTION 7.05.             CONTROL BY MAJORITY...............................................................18
     SECTION 7.06.             LIMITATION ON SUITS...............................................................18
     SECTION 7.07.             RIGHTS OF HOLDERS TO RECEIVE PAYMENT..............................................19
     SECTION 7.08.             COLLECTION SUIT BY TRUSTEE........................................................19
     SECTION 7.09.             TRUSTEE MAY FILE PROOFS OF CLAIM..................................................19
     SECTION 7.10.             PRIORITIES........................................................................19
     SECTION 7.11.             UNDERTAKING FOR COSTS.............................................................20
     SECTION 7.12.             WAIVER OF STAY OR EXTENSION LAWS..................................................20
     SECTION 7.13.             RESTORATION OF RIGHTS AND REMEDIES................................................20
     SECTION 7.14.             RECORD DATE FOR VOTE OF NOTEHOLDERS...............................................20

ARTICLE 8 - TRUSTEE..............................................................................................20
     SECTION 8.01.             DUTIES OF TRUSTEE.................................................................20
     SECTION 8.02.             RIGHTS OF TRUSTEE.................................................................21
     SECTION 8.03.             INDIVIDUAL RIGHTS OF TRUSTEE......................................................22
     SECTION 8.04.             TRUSTEE'S DISCLAIMER..............................................................22
     SECTION 8.05.             NOTICE OF DEFAULTS................................................................23
     SECTION 8.06.             REPORTS BY TRUSTEE TO HOLDERS.....................................................23
     SECTION 8.07.             COMPENSATION AND INDEMNITY........................................................23
     SECTION 8.08.             REPLACEMENT OF TRUSTEE............................................................24
     SECTION 8.09.             SUCCESSOR TRUSTEE BY MERGER, ETC..................................................25
     SECTION 8.10.             ELIGIBILITY; DISQUALIFICATION.....................................................25
     SECTION 8.11.             PREFERENTIAL COLLECTION OF CLAIMS AGAINST CORPORATION.............................25
     SECTION 8.12.             APPOINTMENT OF CO-TRUSTEE.........................................................25

ARTICLE 9 - DISCHARGE OF INDENTURE...............................................................................26
     SECTION 9.01.             TERMINATION OF CORPORATION'S OBLIGATIONS..........................................26
     SECTION 9.02.             APPLICATION OF TRUST MONEY........................................................26
     SECTION 9.03.             REPAYMENT TO CORPORATION..........................................................27

ARTICLE 10 - AMENDMENTS, SUPPLEMENTS AND WAIVERS.................................................................27

                                     ii

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     SECTION 10.01.            WITHOUT CONSENT OF HOLDERS........................................................27
     SECTION 10.02.            WITH CONSENT OF HOLDERS...........................................................27
     SECTION 10.03.            COMPLIANCE WITH TRUST INDENTURE ACT...............................................28
     SECTION 10.04.            REVOCATION AND EFFECT OF CONSENTS.................................................28
     SECTION 10.05.            NOTATION ON OR EXCHANGE OF NOTES..................................................28
     SECTION 10.06.            TRUSTEE PROTECTED.................................................................28

ARTICLE 11 - SPECIAL INSURANCE PROVISIONS........................................................................28
     SECTION 11.01.            SUPPLEMENTAL INDENTURES AND OTHER ACTIONS.........................................28
     SECTION 11.02.            EVENTS OF DEFAULT AND REMEDIES....................................................29
     SECTION 11.03.            INSURANCE POLICY PAYMENT PROCEDURES...............................................29
     SECTION 11.04.            APPLICATION OF TERM "OUTSTANDING" TO NOTES........................................30
     SECTION 11.05.            INSURER AS THIRD PARTY BENEFICIARY................................................30
     SECTION 11.06.            NOTICES AND OTHER INFORMATION TO BE PROVIDED TO INSURER...........................31
     SECTION 11.07.            TRUSTEE-RELATED PROVISIONS........................................................31
     SECTION 11.08.            CONCERNING THE SPECIAL INSURANCE PROVISIONS.......................................32

ARTICLE 12 - MISCELLANEOUS.......................................................................................32
     SECTION 12.01.            TRUST INDENTURE ACT CONTROLS......................................................32
     SECTION 12.02.            NOTICES...........................................................................32
     SECTION 12.03.            COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.......................................33
     SECTION 12.04.            CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT................................33
     SECTION 12.05.            STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.....................................33
     SECTION 12.06.            RULES BY TRUSTEE AND AGENT........................................................34
     SECTION 12.07.            LEGAL HOLIDAYS....................................................................34
     SECTION 12.08.            NO RECOURSE AGAINST OTHERS........................................................34
     SECTION 12.09.            DUPLICATE ORIGINALS...............................................................34
     SECTION 12.10.            GOVERNING LAW.....................................................................34
     SECTION 12.11.            TABLE OF CONTENTS, HEADINGS, ETC..................................................34
     SECTION 12.12.            FORCE MAJEURE.....................................................................34

EXHIBIT A - - FORM OF GLOBAL SECURITY..........................................................................A-1

EXHIBIT B - - FORM OF INSURED QUARTERLY NOTE...................................................................B-1


                                    iii

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                                  INDENTURE

         THIS INDENTURE, dated as of March 1, 2006, is made by and between DELTA NATURAL GAS COMPANY, INC., a Kentucky corporation (the "Corporation"), and THE BANK OF NEW YORK TRUST COMPANY, N.A., a national banking association (the "Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Corporation's ____ % Insured Quarterly Notes Due April 1, 2021 ("Notes"):

           ARTICLE 1 - DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.     DEFINITIONS.

          "AFFILIATE" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation.

         "AGENT" means any Registrar, Paying Agent or co-registrar or agent for service of notices and demands.

         "BANKRUPTCY LAW" means Title 11, U.S. Code, or any similar Federal or State law for the relief of debtors.

         "BOARD OF DIRECTORS" means the Board of Directors of the Corporation or any authorized committee of the Board.

         "BOARD RESOLUTION" means a copy of a resolution certified by the Corporate Secretary of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect.

         "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of corporate stock.

         "COMMON STOCK" means the common stock, par value $1 per share, of the Corporation as the same exists at the date of this Indenture or as such stock shall be constituted from time to time.

         "CONSOLIDATED", when used in connection with any accounting terms, means the Corporation and its Subsidiaries, the financial statements of which are consolidated in accordance with generally accepted accounting principles.

         "CONSOLIDATED FUNDED INDEBTEDNESS" means the outstanding Funded Indebtedness of the Corporation and its Consolidated Subsidiaries (excluding in all cases Funded Indebtedness owing to the Corporation or Consolidated Subsidiaries); provided, however, that if the Corporation owns, directly or indirectly, less than all of the voting stock of a Consolidated Subsidiary, only that portion of the Funded Indebtedness of such Consolidated Subsidiary equal


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to the proportion of its outstanding voting stock owned (directly or indirectly) by the Corporation shall be included in determining Consolidated Funded Indebtedness.

         "CONSOLIDATED NET UTILITY FIXED ASSETS" means the aggregate value of Utility Fixed Assets of the Corporation and its Consolidated Subsidiaries less accumulated depreciation, determined on a consolidated basis in accordance with generally accepted accounting principles applied in a manner consistent with the most recent audited financial statements included in reports delivered to the Trustee pursuant to Section 5.02 hereof; provided, however, that if the Corporation owns, directly or indirectly, less than all of the outstanding voting stock of a Consolidated Subsidiary, only that portion of the Utility Fixed Assets of such Consolidated Subsidiary equal to the proportion of its outstanding voting stock owned by the Corporation shall be included in determining Consolidated Net Utility Fixed Assets.

         "CONSOLIDATED TANGIBLE NET WORTH" means an amount equal to the stockholders' ownership of the Corporation and its Consolidated Subsidiaries (including capital stock, capital in excess of par value and retained earnings, but eliminating any unpaid amounts due for sale of stock) less intangible assets, all determined on a consolidated basis in accordance with generally accepted accounting principles applied in a manner consistent with the most recent audited financial statements included in reports delivered to the Trustee pursuant to Section 5.02 hereof.

         "CORPORATE TRUST OFFICE" means the office of the Trustee located in Cincinnati, Ohio, at which at any time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 525 Vine Street, Suite 900, Cincinnati, Ohio 45202,
Attention: Corporate Trust Administration.

         "CORPORATION" means the party named as such above until a successor replaces it pursuant to the applicable provisions of the Indenture and thereafter means the successor.

         "CURRENT INDEBTEDNESS" of a Person means, as of the date of determination thereof, all Indebtedness maturing on demand or not more than one year after the date as of which such determination is made (excluding any Indebtedness renewable or extendible at the option of the debtor, absolutely or conditionally, for a period or periods ending more than one year after the date of such determination, whether or not theretofore extended or renewed), fixed sinking fund payments (except to the extent that funds for the payment thereof shall have been deposited with a trustee for the application thereof) and other prepayments required to be made with respect to any Indebtedness not more than one year after such date, and all other items (including taxes accrued as estimated) which in accordance with generally accepted accounting principles would be included as current indebtedness.

         "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         "DEFAULT" means any event which is, or after notice or passage of time would be, an Event of Default.

         "DEPOSITORY" means The Depository Trust Company in the City of New York and any successor to such Person.

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         "EVENT OF DEFAULT" shall have the meaning assigned such term in
Section 7.01 hereof.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as from time to time amended.

         "FUNDED INDEBTEDNESS" means all Indebtedness other than Current Indebtedness.

         "GLOBAL SECURITY" means a security evidencing all of the Notes issued to the Depository or its nominee and registered in the name of the Depository or its nominee.

         "HOLDER" OR "NOTEHOLDER" means a person in whose name a Note is registered; provided, however, that for purposes of Sections 7.06 and 7.07 hereof, such terms shall also include the Beneficial Owner (as defined in the Notes) of any Note.

         "INDEBTEDNESS" of a Person means (i) all items of indebtedness or liability which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date as of which indebtedness is to be determined, (ii) indebtedness upon which the Person whose indebtedness is being determined customarily pays interest charges and indebtedness secured by any mortgage, pledge or lien existing on property owned by such Person, whether or not the indebtedness secured thereby shall have been assumed but, if (a) any such indebtedness shall not have been assumed or guaranteed by such Person, (b) such Person customarily does not pay any interest thereon, and (c) such mortgage, pledge or lien was created by others upon lands over which such Person has an easement or right of way, such indebtedness shall not be deemed to be Indebtedness of such Person except to the extent of the larger of the fair value or cost to such Person of such property (including any improvements thereon) covered by such mortgage, pledge or lien, and
(iii) guaranties, endorsements (other than for purposes of collection in the ordinary course of business) and other contingent obligations in respect of, or to purchase or otherwise acquire, indebtedness of others.

         "INDENTURE" means this Indenture as amended from time to time.

         "INSURANCE TRUSTEE" means The Bank of New York, or any successor thereto as communicated to the Trustee by the Insurer, as the Insurance Trustee under the Policy.

         "INSURER" means Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance company.

         "INTEREST PAYMENT DATE" means January 1, April 1, July 1 and October 1 of each year commencing July 1, 2006 through and including April 1, 2021.

         "LEGAL HOLIDAY" means a Saturday, a Sunday, or a day on which banking institutions in New York, New York are not required to be open.

         "LIEN" means any lien, mortgage, pledge, security interest, charge or other encumbrance of any kind.

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          "NOTES" means the Notes described above as issued under this
Indenture.

         "OFFICER" means the chief executive officer, principal financial officer, principal accounting officer or President of the Corporation.

         "OFFICERS' CERTIFICATE" means a certificate signed by two Officers of the Corporation.

         "OPINION OF COUNSEL" means a written opinion from legal counsel who may be an employee of or counsel to the Corporation.

         "PAYING AGENT" shall have the meaning assigned such term in Section
2.03 hereof.

         "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other legal entity.

         "POLICY" means the financial guaranty insurance policy issued by the Insurer with respect to payments due for Principal of and interest on the Notes as provided in such policy.

         "PRINCIPAL" of the Notes means the principal of the Notes plus the premium, if any, on the Notes.

         "QUALIFIED INSTITUTION" means a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company located in the United States.

         "RECORD DATE" means March 15, June 15, September 15 and December 15 (as applicable).

         "REDEMPTION DATE" when used with respect to any Notes to be redeemed means the date fixed for such redemption pursuant to this Indenture.

         "REDEMPTION PRICE" when used with respect to any Notes to be redeemed means the price at which it is to be redeemed pursuant to this Indenture and the Notes.

         "REGISTRAR" shall have the meaning assigned such term in Section
2.03 hereof.

         "SEC" means the Securities and Exchange Commission.

         "SPECIAL RECORD DATE" means the date set by the Corporation for determination of Noteholders of record for purposes of paying any defaulted interest.

         "SUBSIDIARY" means a corporation or other entity at least the majority of whose voting securities are owned (directly or indirectly) by the Corporation.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections l7aaa-77bbbb) as in effect on the date shown or, in the case of any amendment or supplement to this Indenture, as in effect on the date of any such amendment or supplement.

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         "TRUSTEE" means the party named as such above until a successor replaces it pursuant to the applicable provisions of the Indenture and thereafter means the successor.

         "TRUST OFFICER" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters and who shall have direct responsibility for the administration of this Indenture.

         "UNITED STATES" means the United States of America.

         "U.S. GOVERNMENT OBLIGATIONS" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof.

         "UTILITY FIXED ASSETS" means all physical property owned by the Corporation and any Consolidated Subsidiaries and used or useful to the Corporation in the business of furnishing or distributing, as a public utility, gas service, the cost of which is charged and properly chargeable to plant or plant addition account on the books of the Corporation or such Consolidated Subsidiary in accordance with sound accounting practices and generally accepted accounting principles. Utility Fixed Assets need not consist of a specific or complete accession, addition or improvement or complete new property, but may include construction work in progress or any work such as is carried in fixed property accounts in accordance with sound accounting practices and generally accepted accounting principles, whether capable of complete description and identification or not.

SECTION 1.02.     INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

         "INDENTURE SECURITIES" means the Notes.

         "INDENTURE SECURITY HOLDER" means a Noteholder.

         "INDENTURE TO BE QUALIFIED" means this Indenture.

         "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee.

         "OBLIGOR" on the indenture securities means the Corporation.

         All other terms used in this Indenture that are defined by the TIA (or defined by the TIA reference to another statute or defined by a SEC rule under the TIA) have the meanings assigned to them in each such definition.

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SECTION 1.03.     RULES OF CONSTRUCTION.

         Unless the context otherwise requires;

         (1)      a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

         (3)      "or" is not exclusive;

         (4) words in the singular include the plural, and words in the plural include the singular;

         (5)      provisions apply to successive events and transactions;
                  and

         (6)      "Section" shall refer to a section of this Indenture.

                           ARTICLE 2 - THE NOTES

SECTION 2.01.     FORM AND DATING.

         The form of the Notes to be originally issued as a Global Security shall be substantially in the form of Exhibit A, which is part of this
                                      ---------
Indenture. The form of the Notes to be issued in exchange for a Global Security shall be substantially in the form of Exhibit B, which is part of
                                               ---------
this Indenture. The terms of such Exhibits A and B are hereby incorporated
                                  ----------     -
herein by reference. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication.

SECTION 2.02.     EXECUTION AND AUTHENTICATION.

         Two Officers shall sign the Notes for the Corporation by manual or facsimile signature. The Corporation's seal shall be reproduced on the Notes.

         If an Officer whose signature is on a Note no longer holds that Office at the time the Note is authenticated, the Note shall nevertheless be valid.

         A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

         The Trustee shall authenticate Notes for original issue up to the aggregate principal amount of $40,000,000 upon a written order of the Corporation signed by one Officer. The aggregate principal amount of Notes outstanding at any time may not exceed that amount except as provided in
Section 2.07 hereof.

         The Trustee may appoint an authenticating agent acceptable to the Corporation to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication

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

by such agent. An authenticating agent has the same rights as an Agent to deal with the Corporation or an Affiliate.

SECTION 2.03.     REGISTRAR AND PAYING AGENT.

         The Corporation shall maintain an office or agency where Notes may be presented for registration or transfer or for exchange ("REGISTRAR"), an office or agency where Notes may be presented for payment ("PAYING AGENT") and an office or agency where notices and demands to or upon the Corporation in respect of the Notes and this Indenture may be served. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Corporation may appoint one or more co-registrars and one or more additional paying agents. The Corporation or any Subsidiary may act as Registrar or Paying Agent. The terms "Registrar" and "Paying Agent" include, respectively, any co-registrar or additional paying agent.

         The Corporation shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Corporation fails to maintain a Registrar, Paying Agent or agent for service of notices and demands or fails to give the foregoing notice, the Trustee shall act as such.

         The Corporation initially appoints The Bank of New York Trust Company, N.A., as Registrar, Paying Agent and agent for service of notices and demands pursuant to this Section 2.03.

SECTION 2.04.     PAYING AGENT TO HOLD MONEY IN TRUST.

         The Corporation shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Noteholders or the Trustee all money held by the Paying Agent for the payment of Principal or interest on the Notes, and will notify the Trustee of any Default by the Corporation in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Corporation at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent shall have no further liability for the money. If the Corporation (or any Subsidiary) acts as Paying Agent, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent.

SECTION 2.05.     NOTEHOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Corporation shall furnish to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may request in writing a list of the names and addresses of Noteholders in such form and as of such date as the Trustee may reasonably require.

SECTION 2.06.     TRANSFER AND EXCHANGE.

         When Notes are presented to the Registrar or a co-registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other denominations, the Registrar shall register the transfer or make the exchange, provided that every Notes presented or

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

surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or by his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Trustee shall authenticate Notes at the Registrar's written request (which written request may be waived by the Trustee so long as the Trustee and Registrar are one and the same). No service charge shall be made for any registration of transfer or exchange of Notes to the Noteholders, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, other than exchanges pursuant to Section 2.10 or 3.07 hereof.

         A Global Security shall be exchangeable pursuant to this Section for Notes registered in the names of Persons other than the Depository or its nominee only as provided in this paragraph. A Global Security shall be exchangeable pursuant to this Section if (i) such Depository notifies the Corporation that it is unwilling or unable to continue as Depository for such Notes or at any time ceases to be a clearing agency registered as such under the Exchange Act, (ii) the Corporation executes and delivers to the Trustee an Officers' Certificate providing that such Global Security shall be so exchangeable, or (iii) there shall have occurred and be continuing an Event of Default. Notes so issued in exchange for a Global Security shall be of like tenor, in authorized denominations of $1,000 or integral multiples thereof and in the aggregate having the same principal amount as the Global Security to be exchanged, and shall be registered in such names as the Depository shall direct.

         Notwithstanding any other provision of this Section, a Global Security may not be transferred except as a whole by the Depository to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository.

SECTION 2.07.     REPLACEMENT NOTES.

         If the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Corporation shall issue and the Trustee shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Corporation, an indemnity bond must be obtained and be sufficient in the judgment of both to protect the Corporation, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Note is replaced. The Corporation and the Trustee may charge for their expenses in replacing a Note.

         Every replacement Note is an additional obligation of the Corporation.

SECTION 2.08.     OUTSTANDING NOTES.

         The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

         If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

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

         If Notes are considered paid under Section 5.01 hereof, they cease to be outstanding and interest on them ceases to accrue.

         Except for the limitations set forth in Section 2.09 hereof, a Note does not cease to be outstanding because the Corporation or an Affiliate holds the Note.

SECTION 2.09.     TREASURY NOTES.

         In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Corporation or an Affiliate shall be disregarded, except for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent. Only Notes which a Trust Officer actually knows are so owned shall be disregarded.

SECTION 2.10.     TEMPORARY NOTES.

         Until definitive Notes are ready for delivery, the Corporation may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Corporation considers appropriate for temporary Notes. Without unreasonable delay, the Corporation shall cause to be issued and the Trustee shall authenticate definitive Notes in exchange for temporary Notes.

SECTION 2.11.     CANCELLATION.

         The Corporation at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange or payment and shall dispose of canceled Notes in its customary manner or as the Corporation may direct in writing. The corporation may not issue new Notes to replace Notes that it has paid for or delivered to the Trustee for cancellation.

SECTION 2.12.     DEFAULTED INTEREST.

         If the Corporation defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner. It may pay the defaulted interest, plus any interest payable on the defaulted interest, to the Persons who are Noteholders on a subsequent Special Record Date. The Corporation shall fix the Special Record Date and payment date in a manner satisfactory to the Trustee. At least fifteen (15) days before the Special Record Date, the Corporation shall mail to Noteholders a notice that states the Special Record Date, the payment date and the amount of interest to be paid.

SECTION 2.13.     PERSONS DEEMED OWNERS.

         Prior to due presentment of a Note for registration of transfer, the Corporation, the Trustee and any Agent of the Corporation or the Trustee may treat the Person in whose name such Notes is registered as the owner of such Notes for the purpose of receiving payment of Principal of (and premium, if any) and (subject to Section 2.12 hereof) interest, if any, on such Notes and for all other purposes whatsoever, whether or not such Notes be overdue, and neither

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

the Corporation, the Trustee nor any Agent of the Corporation or the Trustee shall be affected by notice to the contrary. All such payments so made to any such Person, or upon such Person's order, shall be valid, and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Notes.

         Except to the extent provided in Sections 7.06 and 7.07 hereof, no holder of any beneficial interest in any Global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such Global Security, and such Depository may be treated by the Corporation, the Trustee, and any Agent of the Corporation or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depository and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depository as Holder of any Note.

          ARTICLE 3 - REDEMPTION OF NOTES AT CORPORATION' S OPTION

SECTION 3.01.    REDEMPTION RIGHT AT CORPORATION'S OPTION.

         The Corporation has the right to redeem the Notes at its sole option, in whole or in part, at any time and from time to time on or after April 1, 2009, at the Redemption Prices specified in paragraph 5 of the forms of Notes attached hereto as Exhibits A and B, subject to the terms and
                                  ----------     -
conditions set forth in this Article 3. The election of the Corporation to redeem any Note shall be evidenced by a Board Resolution

SECTION 3.02.     NOTICES TO TRUSTEE.

         If the Corporation wishes to redeem Notes pursuant to paragraph 5 of the Notes, it shall notify the Trustee in writing of the Redemption Date and the principal amount of Notes to be redeemed. The Corporation shall give the notice provided for in this Section not less than sixty (60) days prior to the Redemption Date or such shorter time as may be satisfactory to the Trustee.

SECTION 3.03.     SELECTION OF NOTES TO BE REDEEMED.

         If less than all the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed by lot. The Trustee shall, not less than forty-five (45) days before the Redemption Date or such shorter time as may be mutually satisfactory to the Trustee and the Corporation, inform the Corporation in writing of those specific Notes selected for redemption. The Trustee may select for redemption portions of the principal of Notes that have denominations larger than $1,000. Notes and portions of Notes that the Trustee selects shall be in amounts of $1,000 or integral multiples of $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.04.     NOTICE OF REDEMPTION.

         At least 30 days before a Redemption Date, the Corporation shall mail notice of redemption to each Holder whose Notes are to be redeemed. A copy of each such notice shall be mailed to the Trustee.

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

         The notice shall state:

         (1)      the Redemption Date;

         (2)      the Redemption Price;

         (3)      the name and address of the Paying Agent;

         (4) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

         (5) that interest on Notes called for redemption ceases to accrue on and after the Redemption Date (unless the Corporation shall default in the payment of the Redemption Price);

         (6) if less than all of the Notes outstanding are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Notes to be redeemed; and

         (7)      applicable CUSIP Numbers.

         At the Corporation's written request, the Trustee shall give notice of redemption in the Corporation's name and at the expense of the Corporation.

SECTION 3.05.     EFFECT OF NOTICE OF REDEMPTION.

         Once notice of redemption is mailed as provided in Section 3.04 hereof, Notes called for redemption become due and payable on the Redemption Date at the Redemption Price, subject, however to the provisions of Section
3.08 hereof.

SECTION 3.06.    DEPOSIT OF REDEMPTION PRICE.

         On or before the Redemption Date, the Corporation shall deposit with the Paying Agent cash sufficient to pay the Redemption Price and accrued interest on all Notes to be redeemed.

SECTION 3.07.     NOTES REDEEMED IN PART.

         Upon surrender of a Note that is redeemed in part, the Trustee shall authenticate for the Holder a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.08.     CORPORATION'S RIGHT TO WITHDRAW REDEMPTION ELECTION.

         Notwithstanding any other provision of this Article 3, the Corporation shall have the right, at its option, to withdraw, in whole or in part, its election and notice of redemption pursuant to this Article 3 by written notice of such withdrawal given by the Corporation to the Trustee and to each Holder affected thereby at least five (5) days prior to the Redemption Date. At the Corporation's request, the Trustee shall give such notice of withdrawal to such Holders in the Corporation's name and at the expense of the Corporation. Upon the giving of such notice of


                                     11

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

withdrawal, the Corporation's redemption election and all notices given pursuant thereto shall be deemed rescinded to the extent set forth in such notice of withdrawal and all parties affected thereby shall be restored to their respective former positions hereunder as if no redemption election had been made by the Corporation and no such redemption notices had been given.

                      ARTICLE 4 - REDEMPTION OF NOTES
                           AT NOTEHOLDER'S OPTION

SECTION 4.01.     REDEMPTION RIGHT AT NOTEHOLDER'S OPTION.

         Representatives of deceased Noteholders and, as long as the Global Security remains outstanding, representatives of deceased beneficial owners of such Global Security, have certain optional redemption rights all as set forth in paragraph 6 of the forms of Notes attached hereto as Exhibits A and
                                                              ----------
B.
-

                           ARTICLE 5 - COVENANTS

SECTION 5.01.     PAYMENT OF NOTES.

         The corporation shall pay the Principal of and interest on the Notes on the dates and in the manner provided in the Notes. Principal and interest shall be considered paid on the date due if the Trustee or any Paying Agent holds on that date money sufficient to pay all Principal and interest then due, provided that, if Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

         The Corporation shall pay interest on overdue Principal at the rate borne by the Notes; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

SECTION 5.02.     REPORTING.

         The Corporation shall file with the Trustee within fifteen (15) days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Corporation is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Corporation also shall comply with the other provisions of TIA Section 314 (a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Corporation's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 5.03.     CORPORATE EXISTENCE.

         Subject to Article 6 hereof, the Corporation will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (contractual and statutory) of the Corporation; provided, however, that the Corporation shall not be required to preserve any such right if the Board of Directors shall determine that the


                                     12

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

preservation thereof is no longer desirable in the conduct of the business of the corporation taken as a whole and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

SECTION 5.04.     PAYMENT OF TAXES AND OTHER CLAIMS.

         The Corporation will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Corporation or any Subsidiary and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Corporation or any of its Subsidiaries; provided, however, that the Corporation shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 5.05.     LIMITATION ON CERTAIN FUNDED INDEBTEDNESS.

         Neither the corporation nor a Subsidiary will create, issue, incur, guarantee or assume any Funded Indebtedness which ranks prior to or on a parity with the Notes in right of payment unless immediately thereafter, and after giving effect thereto and to the application of the proceeds thereof, Consolidated Net Utility Fixed Assets shall be at least equal to Consolidated Funded Indebtedness.

SECTION 5.06.     LIMITATIONS ON DIVIDENDS AND OTHER PAYMENTS ON STOCK.

         The Corporation will not declare or pay any dividends or make any distributions upon any Common Stock (other than dividends and distributions payable only in shares of Common Stock) and will not directly or indirectly apply any of the assets of the Corporation to the redemption, retirement, purchase or other acquisition of any stock of the Corporation of any class, except purchases or redemptions in compliance with any mandatory sinking fund or purchase fund or redemption requirement in respect of any preferred stock of the Corporation, whether now or hereafter authorized or issued, unless after giving effect to such declaration, payment, distribution or application of assets the Consolidated Tangible Net Worth of the Corporation shall be at least equal to $25,800,000 as reflected on the Corporation's latest available balance sheet, which in no event shall be as of a date more than three months prior to the date of declaration of a dividend or application of assets.

SECTION 5.07.     LIMITATION ON SECURED INDEBTEDNESS.

         Neither the Corporation nor a Subsidiary will issue, assume or guarantee any Indebtedness secured by a Lien on any property or asset at any time owned by it, without effectively securing, prior to or concurrently with the issuance, assumption or guarantee of any such Indebtedness, the Notes equally and ratably with (or, at the Corporation's option, in a prior position to) such Indebtedness. The foregoing described restriction does not apply to or prevent the creation of:

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

         (1) existing Liens on property or Indebtedness of a Person which is merged with or into or consolidated with the Corporation or a Subsidiary provided that the Liens do not apply to any property theretofore owned by the Corporation;

         (2) any Lien existing on the effective date of this Indenture, and, if the corporation purchases in fee real property and acquires or constructs improvements thereon to be used by the Corporation as office space, a Lien on such real property and improvements to secure Indebtedness incurred for the purchase of such real property and improvements, so long as such Lien is limited to such real property and improvements and such Indebtedness does not exceed 75% of the purchase price thereof;

         (3) Liens on moneys or U.S. Government Obligations deposited with the Trustee pursuant to the provisions of this Indenture summarized under
Article 9 hereof;

         (4) Liens (which term for purposes of this Subsection 5.07(4) shall include conditional sale agreements or other title retention agreements and leases in the nature of title retention agreements) upon motor vehicles or office equipment acquired by the Corporation or a Subsidiary after the effective date of this Indenture, under credit terms customarily extended to purchasers by the manufacturers or other sellers, provided that no such Lien shall extend to or cover any property of the Corporation or any Subsidiary, as the case may be, other than the property then being acquired;

         (5) Liens for the sole purpose of extending, renewing or replacing, in whole or in part, Liens securing Indebtedness of the type referred to in the foregoing Subsections 5.07(1) through (4) above, provided, however, that the principal amount of the Indebtedness so secured at the time of such extension, renewal or replacement shall not be increased and that such extension, renewal or replacement shall be limited to all or part of the property or Indebtedness which secured the Lien so extended, renewed or replaced (plus improvements on such property);

         (6) Liens for taxes or assessments or other governmental charges or levies not yet due and payable;

         (7) Materialmen's, mechanics', workmen's, repairmen's or other like Liens arising in the ordinary course of business so long as the obligations giving rise to such Liens are satisfied in a timely manner;

         (8) Liens created by or existing from any litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings, and as to which execution is effectively stayed; or

         (9) Liens to secure Indebtedness having an outstanding principal balance aggregating not more than $5,000,000 exclusive of Indebtedness described in the foregoing Subsections 5.07(1) through (8) above.

         The Corporation further covenants that it will not incur any such Lien unless the instruments and collateral documents equally and ratably securing the Notes comply with the requirements of this Section.

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

SECTION 5.08.     COMPLIANCE CERTIFICATE.

         The Corporation shall deliver to the Trustee within 120 days after the end of each fiscal year of the Corporation an Officers' Certificate as to the Corporation's compliance with all conditions and covenants under this Indenture, and further stating whether or not the signers know of any Default that occurred during the fiscal year. If the signers know of any such Default, the Officers' Certificate shall describe the Default and its status, and the Corporation's compliance shall be determined without regard to any grace period or notice requirements under this Indenture. The Officer's Certificate need not comply with Section 12.05 hereof.

SECTION 5.09.     DEFAULT CERTIFICATE.

         The Corporation shall deliver to the Trustee, within seven (7) days of obtaining knowledge of the existence of a Default hereunder, or within seven (7) days of any Event of Default as described in Section 7.01(4) hereof, a certificate signed by one of its Officers, setting forth the nature of the Default and the steps taken, if any, to cure such Default.

SECTION 5.10.     REGULATED ENTERPRISE.

         The Corporation agrees that the obligations of the Corporation under and in respect of the Notes and this Indenture shall remain direct and primary obligations of a Person engaged in the transmission or distribution of natural gas that is regulated as to rates, to the extent such regulation is required by applicable law, in each jurisdiction that comprises its service area.

                           ARTICLE 6 - SUCCESSORS

SECTION 6.01.     WHEN CORPORATION MAY MERGE, ETC.

         The Corporation shall not consolidate or merge into, or transfer or lease all or substantially all of its assets to, any Person unless:

         (1) the Person is a corporation or limited liability company organized and existing under the Laws of the United States, or any State thereof or the District of Columbia;

         (2) the Person (if the surviving entity in the case of a merger or the lessee or acquiror of assets) assumes by supplemental indenture all the obligations of the Corporation under the Notes and this Indenture;

         (3) immediately after the transaction no Default exists; and

         (4) the Corporation has delivered to the Trustee an Officers' Certificate and Opinion of Counsel each stating that the transaction and supplemental indenture comply with this Article.

         The surviving transferee or lessee corporation shall be the successor Corporation and deemed to and be substituted for the Corporation under the Indenture, and the predecessor corporation in the case of a transfer or lease shall be released from all obligations and covenants under the Indenture and the Notes.

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

                     ARTICLE 7 - DEFAULTS AND REMEDIES

SECTION 7.01.     EVENTS OF DEFAULT.

         An "EVENT OF DEFAULT" occurs if:

         (1) the Corporation defaults in the payment of interest on any Note when the same becomes due and payable and the Default continues for a period of thirty (30) days;

         (2) the Corporation defaults in the payment of the Principal of any Note when the same becomes due and payable at maturity, upon redemption or otherwise;

         (3) the Corporation fails to comply with any of its other agreements in the Notes or this Indenture and the Default continues for the period and after the notice specified below;

         (4) an event of default as defined in any mortgage, indenture or instrument under which (i) there may be issued, or by which there may be secured or evidenced, any Indebtedness for money borrowed for which the Corporation or any Consolidated Subsidiary is responsible or liable as obligor, guarantor or otherwise or obligations of the Corporation or (ii) any Consolidated Subsidiary is a lessee under leases required to be capitalized under generally accepted accounting principles, in an aggregate principal amount of $100,000 or more, whether such Indebtedness or obligation now exists or shall hereafter be created, shall happen and shall result in such Indebtedness or obligation becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled, or such Indebtedness or obligation shall not have been discharged, within a period of ten (10) days after written notice has been given to the Corporation by the Trustee or to the Corporation and the Trustee by the Holders of at least twenty-five percent (25%) in principal amount of the Notes then outstanding, specifying such event of default and requiring the Corporation to cause such acceleration to be rescinded or annulled or to cause such Indebtedness or obligation to be discharged and stating that such notice is a "Notice of Default" hereunder;

         (5) the Corporation pursuant to or within the meaning of any Bankruptcy Law:

                  (A) commences a voluntary case;

                  (B) consents to the entry of an order for relief against it in an involuntary case;

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

                  (D) makes a general assignment for the benefit of its creditors; or

         (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law, and the order or decree remains unstayed and in effect for 60 days, that:

                  (A) is for relief against the Corporation in an involuntary case;

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

                  (B) appoints a Custodian of the Corporation for all or substantially all of its property; or

                  (C) orders the liquidation of the Corporation.

         A Default under Section 7.01(3) above is not an Event of Default until (i) the Trustee or the Holders of at least twenty-five percent (25%) in principal amount of the Notes then outstanding notify the Corporation of the Default, or (ii) the Corporation provides notice to the Trustee pursuant to the provisions of Section 5.08 hereof, and the Corporation does not cure the Default within sixty (60) days after receipt of such respective notice; provided, however, that with respect to a failure to comply with Section
5.10 hereof, the notification required by clause (i) or (ii) above shall be delivered by the Trustee at the direction of the Insurer and Section 5.10 may be enforced by the Insurer only, without any action on the part of any Holder or the Trustee for so long as the Policy shall be in full force or effect and the Insurer is not in default thereunder. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." Subject as aforesaid, the Trustee shall, if requested to do so by the Holders of twenty-five percent (25%) in principal amount of the Notes, notify the Corporation of the Default pursuant to this Section.

         Subject to the provisions of Sections 8.01 and 8.02 hereof, the Trustee shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Trust Officer of the Trustee at the Corporate Trust Office by the Corporation, the Paying Agent, the Holder of a Note or an agent of such Holder or, in the case of an Event of Default under Section 7.01(4) above, by the trustee acting under any mortgage, indenture or other instrument under which the event of default shall have occurred or by the holder or the agent of any holder of such Indebtedness.

SECTION 7.02.     ACCELERATION.

         If an Event of Default occurs and is continuing, the Trustee, by notice to the Corporation, or the Holders of at least twenty-five percent (25%) in principal amount of the Notes then outstanding, by notice to the Corporation and the Trustee, may declare the Principal of, and accrued interest on, all the Notes to be due and payable. Upon such declaration the Principal and interest shall be due and payable immediately.

         The Holders of a majority in principal amount of the Notes then outstanding, by notice to the Trustee, may rescind an acceleration of all the Notes and its consequences if (i) all existing Events of Default have been cured or waived except nonpayment of the principal and interest that has become due solely because of the acceleration and (ii) if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 7.03.    OTHER REMEDIES.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of Principal or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

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         The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in such Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 7.04.     WAIVER OF PAST DEFAULTS.

         The Holders of a majority in principal amount of the Notes, by notice to the Trustee, on behalf of all Noteholders, may waive a past Default and its consequences, except a Default in the payment of the Principal of or interest on any Notes other than in connection with an acceleration of all the Notes, an uncured failure to make any redemption payment or an uncured Default with respect to a provision which cannot be modified under the terms of this Indenture without the consent of each Holder affected.

SECTION 7.05.     CONTROL BY MAJORITY.

         The Holders of a majority in principal amount of the Notes then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Noteholders, or would involve the Trustee in personal liability; provided, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. However, the Trustee is under no duty or obligation to exercise its discretion in determining whether such directions may conflict with law or this Indenture, or are unduly prejudicial to the rights of Noteholders.

SECTION 7.06.     LIMITATION ON SUITS.

         A Noteholder may pursue a remedy with respect to this Indenture or the Notes only if:

         (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

         (2) the Holders of at least twenty-five percent (25%) in principal amount of the Notes then outstanding make a written request to the Trustee to pursue the remedy;

         (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

         (4) the Trustee does not comply with the request by Noteholders pursuant to Section 7.06(2) above, within sixty (60) days after receipt of the request and the offer of indemnity; and

         (5) during such sixty (60)-day period the Holders of a majority in principal amount of the Notes then outstanding do not give the Trustee a direction inconsistent with the request.

         A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

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SECTION 7.07.     RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of Principal and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

SECTION 7.08.     COLLECTION SUIT BY TRUSTEE.

         If an Event of Default in payment of interest or Principal specified in Section 7.01(1) or (2) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Corporation for the whole amount of unpaid Principal and accrued interest remaining unpaid.

SECTION 7.09.     TRUSTEE MAY FILE PROOFS OF CLAIM.

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Corporation upon the Notes, its creditors or its property, and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses and disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07 hereof.

SECTION 7.10.     PRIORITIES.

         If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

         First: to the Trustee for amounts due under Section 8.07 hereof;

         Second: to Noteholders for amounts due and unpaid on the Notes for Principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for Principal and interest, respectively; and

         Third: to the Corporation.

         The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Article.

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SECTION 7.11.     UNDERTAKING FOR COSTS.

         Subject to the provisions of Section 8.02 hereof, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 7.07 hereof or a suit by Holders of more than ten percent (10%) in principal amount of the Notes.

SECTION 7.12.     WAIVER OF STAY OR EXTENSION LAWS.

         The Corporation covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of the Indenture; and the Corporation (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 7.13.     RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under the Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Corporation, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 7.14.     RECORD DATE FOR VOTE OF NOTEHOLDERS.

         The Corporation may set a record date for purposes of determining the identity of Noteholders entitled to vote or consent to any action by vote or consent authorized or permitted by Sections 7.02, 7.04 and 7.05 hereof. Such record date shall be the later of thirty (30) days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 2.05 hereof prior to such solicitation.

                            ARTICLE 8 - TRUSTEE

SECTION 8.01.     DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.


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         (b) Except during the continuance of an Event of Default:


                  (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of certificates or opinions specifically required by any provision hereof to be furnished to it, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own gross negligent failure to act or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph
(b) of this Section.

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.05 hereof.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 8.01.

         (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

         (f) The Trustee shall not be liable for interest on any money received by it except as otherwise agreed with the Corporation. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 8.02.     RIGHTS OF TRUSTEE.

         Except as otherwise provided in Section 8.01 hereof:

         (a) The Trustee may conclusively rely and shall be fully protected in relying upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of counsel.


                                     21

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

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (g) In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  (h) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

                  (i) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

 SECTION 8.03.    INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledge of Notes and may otherwise deal with the Corporation or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to the requirements set forth in Sections 8.10 and 8.11 hereof.

SECTION 8.04.     TRUSTEE'S DISCLAIMER.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Corporation's use of the proceeds from the Notes, and it shall not be responsible for any statement in the Notes other than its authentication.



                                     22

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SECTION 8.05.     NOTICE OF DEFAULTS.

         If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Noteholders, in the manner and to the extent provided in TIA Section 313(c), a notice of the Default within ninety
(90) days after it occurs. Except in the case of a Default in payment of the Principal of or interest on any Notes, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Noteholders.

SECTION 8.06.     REPORTS BY TRUSTEE TO HOLDERS.

         On or before each June 15 beginning with the June 15 following the date of this Indenture, the Trustee shall mail to each Noteholder a brief report, dated as of such reporting date, with respect to any of the events listed in TIA Section 313(a) which may have occurred within the previous twelve (12) months, but if no such event has occurred within such period no such report need be mailed. The Trustee also shall comply with TIA Section 313(b)(2).

         A copy of each report required in this Section shall be mailed to such Noteholders as required by TIA Section 313(c) and shall, at the time of its mailing to such Noteholders, be filed with the Corporation, the SEC and each stock exchange on which the Notes are listed. The Corporation shall notify the Trustee when the Notes are listed on (or delisted from) any stock exchange.

SECTION 8.07.     COMPENSATION AND INDEMNITY.

         The Corporation shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. If an Event of Default should occur, the Trustee shall be entitled to reasonable additional compensation for all additional or extraordinary services rendered and expenses (including reasonable counsel fees and expenses) incurred in connection with said Event of Default.

         The Corporation shall indemnify the Trustee against any loss, claim, damage, expense or liability incurred by it. The Trustee shall notify the Corporation promptly of any claim of which a Trust Officer receives written notice for which it may seek indemnity. The Corporation shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, and the corporation shall pay the reasonable fees and expenses of such counsel. The Corporation need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

         The Corporation need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence or willful misconduct.

         To secure the Corporation's payment obligations in this Section, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee.


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

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 7.01(5) or (6) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

         The benefits of this Section 8.07 shall survive the termination of this Indenture and the resignation or removal of the Trustee.

SECTION 8.08.     REPLACEMENT OF TRUSTEE.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         The Trustee may resign by so notifying the Corporation. The Holders of a majority in principal amount of the Notes may remove the Trustee by so notifying the Trustee and the Corporation. The Corporation may remove the Trustee if:

         (1) the Trustee fails to comply with Section 8.10 hereof;

         (2) the Trustee is adjudged a bankrupt or an insolvent;

         (3) a receiver or public officer takes charge of the Trustee or its property;

         (4) the Trustee becomes incapable of acting; or

         (5) the Trustee fails to comply with TIA Section 310(b) after an Event of Default.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Corporation shall promptly appoint a successor Trustee. Within one year after the successor Trustee assumes office, the Holders of a majority in principal amount of the Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Corporation.

         If a successor Trustee does not take office within sixty (60) days after the retiring Trustee resigns or is removed, the retiring Trustee, the Corporation or the Holders of at least ten percent (10%) in principal amount of the Notes then outstanding may petition, at the expense of the Corporation, any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 8.10 hereof, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Corporation. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Noteholders. The retiring Trustee shall upon the payment of its charges hereunder promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in
Section 8.07 hereof.


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

SECTION 8.09.     SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

SECTION 8.10.     ELIGIBILITY; DISQUALIFICATION.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $75,000,000 as set forth in its most recent published annual report of condition. Neither the Corporation nor any Affiliate shall serve as Trustee upon the Notes or pursuant to this Indenture. The Trustee shall at all time comply with the provisions of TIA
Section 310(b).

SECTION 8.11.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST CORPORATION.

         The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed is subject to TIA Section 311(a) to the extent indicated.

SECTION 8.12. APPOINTMENT OF CO-TRUSTEE.

         It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in case of the enforcement of an Event of Default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that an additional individual or institution be appointed as a separate or Co-Trustee.

         At any time or times, for the purpose of meeting the legal requirements of any jurisdiction, the Trustee and the Corporation may appoint an additional individual or institution as a separate or Co-Trustee, in which event each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture, to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or Co-Trustee but only to the extent necessary to enable such separate or Co-Trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or Co-Trustee shall run to and be enforceable by either of them. If the Corporation does not join in such appointment within fifteen (15) days after receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

         Should any deed, conveyance or instrument in writing from the Corporation be required by the separate or Co-Trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to it such properties, rights, powers, trusts, duties and obligations, including particularly the right to be paid its fees for services rendered, any and all such deeds,


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

conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Corporation. In case any separate or Co-Trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate or Co-Trustee.

         The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of this Indenture shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such separate or Co-Trustee jointly, as shall be provided in the instrument appointing such separate or Co-Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate or Co-Trustee.

                     ARTICLE 9 - DISCHARGE OF INDENTURE

SECTION 9.01.     TERMINATION OF CORPORATION'S OBLIGATIONS.

         The Corporation may at any time terminate all of its obligations under this Indenture if:

         (1) the Corporation provides written notice to the Trustee of the Corporation's intent to terminate its obligation under this Indenture;

         (2) the Notes mature within one year of the Corporation's written notice of its intent to terminate or all of the Notes are to be called for redemption within one year of the Corporation's written notice of its intent to terminate under arrangements satisfactory to the Trustee for giving the notice of redemption; and

         (3) the Corporation irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient to pay Principal and interest on the Notes at maturity or on redemption, as the case may be. The Corporation may make the deposit only during the one-year period referred to in paragraph (2) above.

         However, the Corporation's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 5.01, 8.07, 8.08 and 9.03 hereof shall survive until the
Notes are no longer outstanding. Thereafter, the Corporation's obligations in Sections 8.07 and 9.03 hereof shall survive.

         After a deposit the Trustee upon request shall acknowledge in writing the discharge of the Corporation's obligations under this Indenture except for those surviving obligations specified above.

         In order to have money available on a payment date to pay Principal or interest on the Notes, the U.S. Government Obligations shall be payable as to Principal or interest on or before such payment date in such amounts as will provide the necessary money. The U.S. Government Obligations shall not be callable at the issuer's option.


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SECTION 9.02.     APPLICATION OF TRUST MONEY.

         The Trustee shall hold in trust money or U.S. Government
Obligations deposited with it pursuant to Section 9.01 hereof. It shall apply the deposited money and the money from the U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of Principal and interest on the Notes.

SECTION 9.03.     REPAYMENT TO CORPORATION.

         The Trustee and the Paying Agent shall promptly pay to the Corporation upon request any excess money or securities held by the Trustee as a result of the Corporation's making payments to the Trustee and Paying Agent in excess of that required under the provisions of this Indenture. The obligation of the Trustee and the Paying Agent to pay such excess money or securities to the Corporation shall survive the payment and/or cancellation of all of the Notes until all such excess funds or securities have been so paid.

         The Trustee and the Paying Agent shall pay to the Corporation annually as of December 1 of each year any money held by them for the payment of Principal or interest that remains unclaimed for two years. After payment to the Corporation, Noteholders entitled to the money must look to the Corporation for payment as general creditors unless an applicable abandoned property law designates another person.

              ARTICLE 10 - AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01.    WITHOUT CONSENT OF HOLDERS.

         The Corporation and the Trustee may amend or supplement this Indenture or the Notes without notice to or consent of any Noteholder:

         (1) to cure any ambiguity, omission, defect or inconsistency;

         (2) to comply with Section 6.01 hereof;

         (3) to provide for uncertificated Notes in addition to or in place of certificated Notes; or

         (4) to make any change that does not materially adversely affect the rights of any Noteholder.

SECTION 10.02.    WITH CONSENT OF HOLDERS.

         The Corporation and the Trustee may amend or supplement this Indenture or the Notes with the written consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without the consent of each Noteholder affected, however, an amendment under this Section may not:

         (1) reduce the amount of Notes whose Holders must consent to an amendment or waiver;

         (2) reduce the rate of or change the time for payment of interest on any Note;


                                     27

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

         (3) reduce the Principal of or change the maturity of any Note;

         (4) waive a Default in the payment of the Principal of or interest on any Note;

         (5) make any Note payable in money other than that stated in the Note; or

         (6) modify the provisions of Sections 7.04, 7.07 and 10.02 (second sentence) hereof.

         After an amendment or supplement under this Section becomes effective, the Corporation shall mail to Noteholders a notice briefly describing the amendment.

SECTION 10.03.    COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment to or supplement of this Indenture or the Notes shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

SECTION 10.04.    REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to his Note or portion of a Note if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

SECTION 10.05.    NOTATION ON OR EXCHANGE OF NOTES.

         The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Corporation in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment, supplement or waiver.

SECTION 10.06.    TRUSTEE PROTECTED.

         The Trustee need not sign any supplemental indenture that adversely affects its rights.

         In connection with its execution of any supplemental indenture, the Trustee shall be provided with a Officers' Certificate and Opinion of Counsel that such supplemental indenture is authorized or permitted under this Indenture.


                 ARTICLE 11 - SPECIAL INSURANCE PROVISIONS

SECTION 11.01.    SUPPLEMENTAL INDENTURES AND OTHER ACTIONS.

         The consent of the Insurer shall be required with respect to any indenture or indentures supplemental to or amending this Indenture that requires the consent of the Holders of the Notes pursuant to Article 10 of this Indenture. Any provision of this Indenture expressly recognizing



                                     28

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

or granting rights to the Insurer may not be amended in any manner that affects the rights of the Insurer without the prior written consent of the Insurer. The consent of the Insurer shall also be required for the initiation or approval of any other action under this Indenture that requires Holder consent.

SECTION 11.02.    EVENTS OF DEFAULT AND REMEDIES.

         Anything in this Indenture to the contrary notwithstanding, if an Event of Default occurs with respect to the Notes and is continuing, the Insurer shall be entitled to control and direct the enforcement of all rights and remedies granted to the Holders of the Notes or the Trustee for the benefit of the Holders of the Notes under this Indenture, including, without limitation, (i) the right to accelerate the Principal of the Notes as provided in Section 7.02 of this Indenture, (ii) the right to deliver notices, or to direct the Trustee to deliver notices, under Section 7.01 and
7.02 and (iii) the right to annul any such declaration of acceleration, and the Insurer shall also be entitled to approve any waiver of an Event of Default with respect to the Notes, the obligation of the Trustee to comply with any such direction to be subject to compliance with the conditions set forth in this Indenture (as if references to Holders were references to the Insurer) and the protections provided to the Trustee by this Indenture shall be applicable with respect to any direction from the Insurer given pursuant hereto (as if references to Holders were references to the Insurer).

SECTION 11.03.    INSURANCE POLICY PAYMENT PROCEDURES.

         (1) On each Interest Payment Date and on the Business Day immediately preceding the stated maturity, the Trustee will determine whether there are sufficient funds to pay the Principal of or interest on the Notes on such Interest Payment Date or at the stated maturity, as the case may be. If the Trustee determines that there are insufficient funds available, the Trustee shall so notify the Insurer. Such notice shall specify the amount of the deficiency and whether the Notes are deficient as to Principal or interest, or both. The Insurer will make payments of Principal or interest due on the Notes in accordance with the Policy on or before the first (1st) Business Day next following the date on which the Insurer shall have received notice of Nonpayment (as defined in the Policy) from the Trustee.

         (2) In the event of Nonpayment and notification thereof to the Insurer, the Trustee shall make available to the Insurer and, at the Insurer's direction, to the Insurance Trustee, the books kept by the Trustee for the registration and for the registration of transfer of Notes as provided in this Indenture. The Trustee will provide to the Insurer and the Insurance Trustee such information as shall be required by them and available to the Trustee regarding the Notes and the Holders as shall be necessary to facilitate the payment of amounts claimed under the Policy to the Holders.

         (3) The Trustee shall, at the time it provides notice to the Insu rer pursuant to (1) above, notify Holders of Notes entitled to receive the payment of Principal or interest thereon from the Insurer (i) as to the fact of such entitlement, (ii) that the Insurer will remit to them all or a part of the interest payments next coming due upon proof of Holder entitlement to interest payments and delivery to the Insurance Trustee, in form satisfactory to the Insurance Trustee, of an appropriate assignment of the Holder's right to payment, (iii) that should they be entitled to



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

receive full payment of Principal from the Insurer, they must surrender their Notes (along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee to permit ownership of such Notes to be registered in the name of the Insurer) for payment to the Insurance Trustee, and not the Trustee or any Paying Agent and (iv) that should they be entitled to receive partial payment of Principal from the Insurer, they must surrender their Notes for payment thereon first to the Trustee, who shall note on such Notes the portion of the Principal paid by the Trustee, and then, along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee, to the Insurance Trustee, which will then pay the unpaid portion of principal.

         (4) If Trustee has notice that any payment of Principal of or interest on a Note which has become Due for Payment (as defined in the Policy) and which is made to a Holder by or on behalf of the Corporation has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction, the Trustee shall, at the time the Insurer is notified pursuant to (1) above, notify all Holders of the Notes that if any Holder's payment is so recovered, such Holder will be entitled to payment from the Insurer to the extent of such recovery if sufficient funds are not otherwise available, and the Trustee shall furnish to the Insurer its records evidencing the payments of Principal of and interest on the Notes which have been made by the Trustee and subsequently recovered from Holders and the dates on which such payments were made.

         (5) In addition to those rights granted the Insurer under this Indenture, the Insurer shall, to the extent it makes payment of Principal of or interest on Notes, become subrogated to the rights of the recipients of such payments in accordance with the terms of the Policy, and to evidence such subrogation (i) in the case of subrogation as to claims for past due interest, the Trustee shall note the Insurer's rights as subrogee on the registration books of the Corporation maintained by the Trustee upon receipt from the Insurer of proof of the payment of interest thereon to the Holders of the Notes and (ii) in the case of subrogation as to claims for past due Principal, the Trustee shall note the Insurer's rights as subrogee on the registration books of the Corporation maintained by the Trustee upon surrender of the Notes by the Holders thereof together with proof of the payment of principal thereof.

SECTION 11.04.    APPLICATION OF TERM "OUTSTANDING" TO NOTES.

         If the Principal and/or interest due on the Notes shall be paid by the Insurer pursuant to the Policy, the Notes shall remain outstanding for all purposes of this Indenture, not be considered defeased or otherwise satisfied and not be considered paid by the Corporation, and the assignment and pledge of this Indenture and all covenants, agreements and other obligations of the Corporation to the Holders of the Notes and to the Trustee shall continue to exist and shall run to the benefit of the Insurer and to the Trustee, and the Insurer shall be subrogated to the rights of such Holders to the extent of each such payment.

SECTION 11.05.    INSURER AS THIRD PARTY BENEFICIARY.

         To the extent that this Indenture confers upon or gives or grants to the Insurer any right, remedy or claim under or by reason of this Indenture, the Insurer is hereby explicitly recognized

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

as being a third-party beneficiary hereunder and may enforce any such right, remedy or claim conferred, given or granted hereunder.

SECTION 11.06.    NOTICES AND OTHER INFORMATION TO BE PROVIDED TO INSURER.

         While the Policy is in effect, the Corporation shall furnish to the Insurer a copy of any report, document or other information to be provided to the Trustee hereunder as well as such additional information the Insurer may reasonably request. Such information shall be delivered to the address set forth below.

         The Trustee shall deliver to the Insurer a copy of any notice to be given to the Holders, including, without limitation, notice of any redemption of or defeasance of Notes.

         The Trustee shall promptly notify the Insurer (i) if at any time there are insufficient moneys to make any payments of Principal or interest as required and (ii) promptly upon the occurrence of any Event of Default hereunder.

         The Corporation will permit the Insurer to discuss the affairs, finances and accounts of the Corporation or any information the Insurer may reasonably request regarding the Notes with appropriate officers of the Corporation.

         Information required to be delivered to the Insurer shall be sent to the following address:

                  Ambac Assurance Corporation
                  One State Street Plaza
                  New York, New York  10004
                  Attention: Surveillance Department - Global Utilities
                  Telephone: 212-668-0340
                  Fax: 212-509-9190

SECTION 11.07.    TRUSTEE-RELATED PROVISIONS.

         (a) The Trustee (or Paying Agent) may be removed at any time, at the request of the Insurer, for any material breach of its obligations set forth herein.

         (b) The Insurer shall receive prior written notice of any Trustee (or Paying Agent) resignation.

         (c) Every successor Trustee appointed pursuant to this Indenture shall be a trust company or bank in good standing, duly authorized to exercise trust powers and subject to examination by federal or state authority, having a reported capital and surplus of not less than $75,000,000 and acceptable to the Insurer. Any successor Paying Agent, if applicable, shall not be appointed unless the Insurer approves such successor in writing.

         (d) Notwithstanding any other provision of this Indenture, no removal, resignation or termination of the Trustee (or Paying Agent) shall take effect until a successor, reasonably acceptable to the Insurer, shall be appointed.

         (e) In any instance in which the Trustee makes a determination as to whether the rights of the Holders will be adversely affected by any action taken pursuant to the terms and provisions of the Indenture (but which do not involve matters relating to the Policy), the Trustee shall consider the effect on the Holders as if there were no Policy."

SECTION 11.08.    CONCERNING THE SPECIAL INSURANCE PROVISIONS.

         The provisions of this Article 11 shall apply notwithstanding anything in this Indenture to the contrary, but only so long as the Policy shall be in full force and effect and the Insurer is not in default thereunder.

                         ARTICLE 12 - MISCELLANEOUS

SECTION 12.01.    TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of TIA Section 318(c), the duties imposed by TIA Section 318(c) shall control.

SECTION 12.02.    NOTICES.

         Any notice or communication by the Corporation or the Trustee to the other is duly given if in writing and when delivered in person or mailed by first-class mail addressed as follows:

                           If to the Corporation:

                             DELTA NATURAL GAS COMPANY, INC.
                             3617 Lexington Road
                             Winchester, Kentucky 40391
                             Attention: Treasurer

                           If to the Trustee:

                             THE BANK OF NEW YORK TRUST COMPANY, N.A.
                             525 Vine Street
                             Suite 900
                             Cincinnati, Ohio  45202
                             Attention: Corporate Trust Administration

         The Corporation or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication to a Noteholder shall be mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Corporation mails a notice or communication to Noteholders, it shall mail a copy to the Trustee and each Agent at the same time.

         All notices or communications shall be in writing, except as set forth below.

         In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

SECTION 12.03.    COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

         Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Corporation, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 12.04.    CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Corporation to the Trustee to take any action under this Indenture, the Corporation shall furnish to the Trustee:

         (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (2) an Opinion of Counsel addressed to the Trustee and upon which the Trustee may rely, stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 12.05.    STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

         Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that the persons making such Officers' Certificate or Opinion of Counsel have read such covenant or condition;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' certificate or Opinion of Counsel are based;

         (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether or not, in the opinion of such persons, such condition or covenant has been complied with.

SECTION 12.06.    RULES BY TRUSTEE AND AGENT.

         The Trustee may make reasonable rules for action by, or a meeting of, Noteholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 12.07.    LEGAL HOLIDAYS.

         If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 12.08.    NO RECOURSE AGAINST OTHERS.

         No liability under the Notes shall inure to any director, officer, employee or stockholders, as such, of the Corporation and each Noteholder, by accepting the Note, waives and releases all such liability.

SECTION 12.09.    DUPLICATE ORIGINALS.

         The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

SECTION 12.10.    GOVERNING LAW.

         This Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without reference to its principles of conflicts of laws or choice of law.

SECTION 12.11.    TABLE OF CONTENTS, HEADINGS, ETC.

         The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 12.12.    FORCE MAJEURE.

         In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss of malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practible under the circumstances.

         IN WITNESS WHEREOF, Delta Natural Gas Company, Inc. and The Bank of New York Trust Company, N.A. have caused this Indenture to be signed by their respective duly authorized officers.


Dated: March __, 2006                  DELTA NATURAL GAS COMPANY, INC.
                                       ("Corporation")

(SEAL)                                 By:____________________________________
                                          Glenn R. Jennings, President and
                                              Chief Executive Officer
Attest:____________________________
       John F. Hall, Secretary

Dated: March __, 2006                  THE BANK OF NEW YORK TRUST
                                       COMPANY, N.A.
                                       ("Trustee")

                                     By:_________________, Trust Officer

                           FORM OF GLOBAL SECURITY

                                  EXHIBIT A

         THIS INSURED QUARTERLY NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR NOMINEE OF A DEPOSITORY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES HEREINAFTER DESCRIBED AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY.

         Unless this certificate is presented by an authorized representative of THE DEPOSITORY TRUST COMPANY, a New York corporation ("DTC"), to Delta Natural Gas Corporation, Inc., a Kentucky corporation, or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of CEDE & CO. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

         Ambac Assurance Corporation ("Ambac Assurance") has issued Financial Guaranty Insurance Policy No. ____________ (the "Policy") with respect to payments due for principal of and interest on this Note. The Policy has been delivered to The Bank of New York, as the Insurance Trustee under said Policy and will be held by such Insurance Trustee or any successor insurance trustee. The Policy is on file and available for inspection at the principal office of the Insurance Trustee and a copy thereof may be secured from Ambac Assurance or the Insurance Trustee. All payments required to be made under the Policy shall be made in accordance with the provisions thereof. The owner of this Note acknowledges and consents to the subrogation rights of Ambac Assurance as more fully set forth in the Policy.

                       DELTA NATURAL GAS COMPANY, INC.

              _____ % INSURED QUARTERLY NOTE DUE APRIL 1, 2021


                                                              $40,000,000

No. _____________________                         CUSIP No. _____________

         DELTA NATURAL GAS COMPANY, INC., a Kentucky corporation, for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FORTY MILLION DOLLARS on April 1, 2021, and to pay interest on said principal sum at the rate of _____% per annum calculated on the basis of a 360-day year of twelve 30-day months.

1. INTEREST.

         DELTA NATURAL GAS COMPANY, INC. ("CORPORATION"), a Kentucky corporation, promises to pay interest on the principal amount of this Insured Quarterly Note ("Note") at the rate per annum shown above. The Corporation will pay interest quarterly on January 1, April 1, July 1 and October 1 of each year (each such date being an "INTEREST PAYMENT DATE"), commencing July 1, 2006. Interest on the Notes will accrue from the most recent date to which interest has been paid, or, if no interest has been paid previously, from the date of original issuance of this Note; provided that, if there is no existing default in the payment of interest, and if this Note is authenticated between a "Record Date" (as hereinafter defined) and the next succeeding Interest Payment Date, interest shall accrue from the next Interest Payment Date. The term "RECORD DATE" as used herein shall mean the March 15, June 15, September 15 or December 15, as the case may be, immediately preceding each Interest Payment Date.

2. METHOD OF PAYMENT.

         The Corporation will pay interest on the Notes (except defaulted interest) to the Paying Agent who will then pay such interest to the Persons who are registered Holders of Notes at the close of business on the Record Date next preceding the Interest Payment Date. The Corporation shall pay appropriate amounts to the Paying Agent in immediately available funds at least one (1) business day preceding the Interest Payment Date. The Paying Agent will pay interest to such Holders on the next Interest Payment Date even though Notes are canceled after the Record Date but on or before the Interest Payment Date. Holders must surrender Notes to the Paying Agent to collect Principal payments; except that, with respect to a Global Security, the Depository need not surrender the Global Security to collect payments of Principal other than the final payment of Principal of such Global Security, provided that the Depository makes appropriate endorsement on such Global Security of such prepayments on the Table of Prepayments attached hereto. The Paying Agent will pay Principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, except as set forth in the last sentence of this paragraph: (i) the Paying Agent may pay Principal and interest by check payable in such money; and (ii) the Paying Agent may mail an interest check to a Holder's registered address. Any Holder of at least $1,000,000 aggregate principal amount of Notes shall have the right to receive payment of Principal of and interest on the Notes by wire transfer of funds, provided that such Noteholder requests such form of payment, accompanied by appropriate wire transfer instructions, by written notice to the Trustee and the Paying Agent given not later than the Record Date immediately preceding such payment.

3. PAYING AGENT AND REGISTRAR.

         Initially, The Bank of New York Trust Company, N.A., 525 Vine Street, Suite 900, Cincinnati, Ohio 45202, will act as Paying Agent and Registrar. The Corporation may change any Paying Agent, Registrar or co-registrar without notice. The Corporation or any of its Subsidiaries may act in any such capacity.

4. INDENTURE.

         The Corporation issued the Notes under an Indenture dated as of March 1, 2006 ("INDENTURE"), between the Corporation and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the "ACT") as in effect on the date of the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Act for a statement of such terms. Capitalized terms used but not otherwise defined herein shall have the same meanings such terms are given in the Indenture. The Notes are unsecured general obligations of the Corporation limited to $40,000,000 in aggregate principal amount.

5. REDEMPTION AT CORPORATION'S OPTION.

         The Corporation may, at its option, at any time on or after April 1, 2009, redeem all the Notes or some of them from time to time at a Redemption Price equal to 100% of the Principal amount thereof plus unpaid accrued interest to the Redemption Date.

         Notice of redemption at the Corporation's option will be mailed at least thirty (30) days before the Redemption Date to each Holder of Notes to be redeemed at his registered address as set forth in the register. Notes in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000. On and after the Redemption Date (if there is no default in the payment of the Redemption Price by the Corporation), interest ceases to accrue on Notes or portions thereof called for redemption. The Corporation shall have the right, at its option, to withdraw and rescind, in whole or in part, any such optional redemption by the Corporation and any such notice of redemption given in connection therewith up to five (5) days prior to the Redemption Date by written notice of such withdrawal to the Trustee and to the Noteholders affected thereby.

6. REDEMPTION BY THE CORPORATION IN THE EVENT OF DEATH OF A BENEFICIAL OWNER

         Unless the Notes have been declared due and payable prior to their maturity by reason of an Event of Default, the Representative (as hereinafter defined) of a deceased Beneficial Owner (as hereinafter defined) has the right to request redemption prior to stated maturity of all or part of his interest in the Note, and the Corporation will redeem the same subject to the limitations that the corporation will not be obligated to redeem, during the period from the original issue date through and including April 1, 2007 (the "Initial Period"), and during any twelve-month period which ends on and includes each April 1 thereafter (each such twelve-month period being hereinafter referred to as a "Subsequent Period"), (i) on behalf of a deceased Beneficial Owner any interest in the Notes which exceeds $25,000 principal amount or (ii) interests in the Notes exceeding $800,000 in aggregate principal amount. A request for redemption may be initiated by the Representative of a deceased Beneficial Owner at any time and in any principal amount.

         The Corporation may, at its option, redeem interests of any deceased Beneficial Owner in the Notes in the Initial Period or any Subsequent Period in excess of the $25,000 limitation. Any such redemption, to the extent that it exceeds the $25,000 limitation for any deceased Beneficial Owner, shall not be included in the computation of the $800,000 aggregate limitation for such Initial Period or such Subsequent Period, as the case may be, or for any succeeding Subsequent Period. The Corporation may, at its option, redeem interests of deceased Beneficial Owners in the Notes, in the Initial Period or any Subsequent Period in an aggregate principal amount exceeding $800,000. Any such redemption, to the extent it exceeds the $800,000 aggregate limitation, shall not reduce the $800,000 aggregate limitation for any Subsequent Period. On any determination by the Corporation to redeem Notes in excess of the $25,000 limitation or the

$800,000 aggregate limitation, Notes so redeemed shall be redeemed in the order of the receipt of Redemption Requests (as hereinafter defined) by the Trustee.

         A request for redemption of an interest in the Notes may be initiated by the personal representative or other person authorized to represent the estate of the deceased Beneficial Owner or from a surviving joint tenant(s) or tenant(s) by the entirety or the trustee of a trust (each, a "Representative"). The Representative shall deliver a request to the Participant (hereinafter defined) through whom the deceased Beneficial Owner owned such interest, in form satisfactory to the Participant, together with evidence of the death of the Beneficial Owner, evidence of the authority of the Representative satisfactory to the Participant, such waivers, notices or certificates as may be required under applicable state or federal law and such other evidence of the right to such redemption as the Participant shall require. The request shall specify the principal amount of the interest in the Notes to be redeemed. The Participant shall thereupon deliver to the Depository a request for redemption substantially in the form attached as EXHIBIT A hereto (a "Redemption Request"). The Depository will, on receipt thereof, forward the same to the Trustee. The Trustee shall maintain records with respect to Redemption Requests received by it including date of receipt, the name of the Participant filing the Redemption Request and the status of each such Redemption Request with respect to the $25,000 limitation and the $800,000 aggregate limitation. The Trustee will immediately file each Redemption Request it receives, together with the information regarding the eligibility thereof with respect to the $25,000 limitation and the $800,000 aggregate limitation, with the Corporation. The Depository, the Corporation and the Trustee may conclusively assume, without independent investigation, that the statements contained in each Redemption Request are true and correct and shall have no responsibility for reviewing any documents submitted to the Participant by the Representative or for determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the Notes to be redeemed or was in fact deceased and whether the Representative is duly authorized to request the redemption on behalf of the applicable Beneficial Owner.

         Subject to the $25,000 limitation and the $800,000 aggregate limitation, the Corporation will, after the death of any Beneficial Owner, redeem the interest of such Beneficial Owner in the Note on the next interest payment date occurring not less than thirty (30) days following receipt by the Corporation of a Redemption Request from the Trustee. If Redemption Requests exceed the aggregate principal amount of interests in Notes required to be redeemed during the Initial Period or during any Subsequent Period, then such excess Redemption Requests will be applied in the order received by the Trustee to successive Subsequent Periods, regardless of the number of Subsequent Periods required to redeem such interests. The Corporation may, at any time notify the Trustee that it will redeem, on the next interest payment date occurring not less than thirty
(30) days thereafter, all or any such lesser amount of Notes for which Redemption Requests have been received but which are not then eligible for redemption by reason of the $25,000 limitation or the $800,000 aggregate limitation. Any Notes so redeemed shall be redeemed in the order of receipt of Redemption Requests by the Trustee.

         The price to be paid by the Corporation for the Notes to be redeemed pursuant to a Redemption Request is 100% of the principal amount thereof plus accrued but unpaid interest to the date of payment. Subject to arrangements with the Depository, payment for interests in the Notes which are to be redeemed shall be made to the Depository upon presentation of Notes to the Trustee for redemption in the aggregate principal amount specified in the Redemption Requests submitted to the Trustee by the Depository which are to be fulfilled in connection with such payment. The principal amount of any Notes acquired or redeemed by the Corporation other than by redemption at the option of any Representative of a deceased Beneficial Owner pursuant to this section shall not be included in the computation of either the $25,000 limitation or the $800,000 aggregate limitation for the Initial Period or for any Subsequent Period.

         For purposes of this section, a "Beneficial Owner" means the Person who has the right to sell, transfer or otherwise dispose of an interest in a Note and the right to receive the proceeds therefrom, as well as the interest and Principal payable to the holder thereof. In general, a determination of beneficial ownership in the Notes will be subject to the rules, regulations and procedures governing the Depository and institutions that have accounts with the Depository or a nominee thereof ("Participants").

         For purposes of this section, an interest in a Note held in tenancy by the entirety, joint tenancy or by tenants in common will be deemed to be held by a single Beneficial Owner and the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a Beneficial Owner. The death of a person who, during his lifetime, was entitled to substantially all of the rights of a Beneficial Owner of an interest in the Notes will be deemed the death of the Beneficial Owner, regardless of the recordation of such interest on the records of the Participant, if such rights can be established to the satisfaction of the Participant. Such interests shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, community property or other similar joint ownership arrangements, including individual retirement accounts or Keogh [H.R. 10] plans maintained solely by or for the decedent or by or for the decedent and any spouse, and trust and certain other arrangements where one Person has substantially all of the rights of a Beneficial Owner during such person's lifetime.

         In the case of a redemption request which is presented on behalf of a deceased Beneficial Owner and which has not been fulfilled at the time we give notice of our election to redeem the Notes, the Notes which are the subject of such pending redemption request shall be redeemed prior to any other Notes.

         Any Redemption Request may be withdrawn by the Person(s) presenting the same upon delivery of a written request for such withdrawal given by the Participant on behalf of such Person to the Depository and by the Depository to the Trustee not less than sixty (60) days prior to the interest payment date on which such Notes are eligible for redemption.

         The Corporation may, at its option, purchase any Notes for which Redemption Requests have been received in lieu of redeeming such Notes. Any Notes so purchased by the Corporation shall either be reoffered for sale and sold within 180 days after the date of purchase or presented to the Trustee for redemption and cancellation.

         During such time or times as the Notes are not represented by a Global Security and are issued in definitive form, all references in this Section to Participants and the Depository, including the Depository's governing rules, regulations and procedures, shall be deemed deleted, all determinations which under this section the Participants are required to make shall be made by the Corporation (including, without limitation, determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the Notes to be redeemed or is in fact deceased and whether the Representative is duly authorized to request redemption on behalf of the applicable

Beneficial Owner), all redemption requests, to be effective, shall be delivered by the Representative to the Trustee, with a copy to the Corporation, and shall be in the form of a Redemption Request (with appropriate changes to reflect the fact that such Redemption Request is being executed by a Representative) and, in addition to all documents that are otherwise required to accompany a Redemption Request, shall be accompanied by the Note that is the subject of such request.

7. DENOMINATIONS, TRANSFER AND EXCHANGE.

         The Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. The transfer of Notes shall be registered and Notes may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption. Also, it need not exchange or register the transfer of any Note during that period of time subsequent to any Record Date and prior to the next succeeding Interest Payment Date.

8. PERSONS DEEMED OWNERS.

         The registered Holder of a Note may be treated as its owner for all purposes.

9. AMENDMENTS, SUPPLEMENTS AND WAIVERS.

         Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented, and any existing Default may be waived, with the consent of Holders of a majority in principal amount of the Notes then outstanding. Without the consent of any Noteholder, the Indenture or the Notes may be amended or supplemented, for among other reasons, to cure any ambiguity, defect or inconsistency, to provide for assumption of Corporation obligations to Noteholders or to make any change that does not materially adversely affect the rights of any Noteholder.

10. DEFAULTS AND REMEDIES.

         An Event of Default is: default for thirty (30) days in payment of interest on the Notes; default in payment of Principal of the Notes; failure by the Corporation for sixty (60) days after notice to it to comply with any of its other agreements in the Indenture or the Notes; default in the payment of Indebtedness having an outstanding principal balance of $100,000 or more under certain circumstances; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least twenty-five percent (25%) in principal amount of the Notes may declare all the Notes to be due and payable immediately.

         Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default (except a default in payment of Principal or interest) if it determines that withholding notice is in their interests. The Corporation must furnish an annual Officers' Certificate to the Trustee.

         The Trustee shall not be charged with knowledge of any Event of Default as defined in the Indenture, unless written notice thereof shall have been given to a Trust Officer of the Trustee at the Corporate Trust Office by the Corporation, the Paying Agent, the Holder of a Note or an agent of such Holder.

11. TRUSTEE DEALINGS WITH CORPORATION.

         The Bank of New York Trust Company, N.A., the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Corporation or its Affiliates, and may otherwise deal with the Corporation or its Affiliates, as if it were not Trustee, subject to any limitations imposed by the Act.

12. NO RECOURSE AGAINST OTHERS.

         A director, officer, employee or stockholder, as such, of the Corporation shall not have any liability for any obligations of the Corporation under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

13. AUTHENTICATION.

         This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14.      ABBREVIATIONS.

         Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM ( = tenants in common), TEN ENT ( = tenants by the entirety), JT TEN ( = joint tenants with right of survivorship and not as tenants in common), CUST ( = Custodian), and U/G/M/A ( = Uniform Gifts to Minors Act).

Dated:______________________

Authenticated:________________

THE BANK OF NEW YORK TRUST                  DELTA NATURAL GAS COMPANY, INC.
COMPANY, N.A., AS TRUSTEE


By:_______________________________          By:________________________________
     Its:  Authorized Signer                   Glenn R. Jennings, President and
                                                 Chief Executive Officer


                                            By:________________________________
                                               John F. Hall, Secretary

                                            (SEAL)

                       -------------------------------

         The Corporation will furnish to any Noteholder upon written request and without charge a copy of the Indenture, which has in it the text of this
Note in larger type. Requests may be made to: Treasurer, Delta Natural Gas Company, Inc., 3617 Lexington Road, Winchester, Kentucky 40391.

                            TABLE OF PREPAYMENTS

         Upon all partial payments of principal of the within Note, this Note shall be surrendered to the Trustee for issuance of a new Note unless the registered Holder hereof shall make appropriate endorsements on the table below indicating the amount of principal so prepaid, prior to any transfer to this Note. Any purchaser or transferee of this Note shall verify with the Trustee the principal balance outstanding prior to the purchase or transfer hereof.


              PRINCIPAL           REMAINING UNPAID
DATE          AMOUNT PAID         PRINCIPAL BALANCE     SIGNATURE
----          -----------         -----------------     ---------

                               ASSIGNMENT FORM


I/We assign and transfer this Note to:


[____________________________]
(Insert assignee's social
security or tax I.D. number)



         _________________________________________________________________


         _________________________________________________________________


         _________________________________________________________________
               (Print or type name, address and zip code of assignee)


and irrevocably appoint __________________________________ agent to transfer this Note on the books of the Corporation. The agent may substitute another to act for him.


DATE:___________________    SIGNATURE: ___________________________________
                                       (Sign exactly as your name
                                        appears on this Note)


Signature Guarantee


------------------------

                                  EXHIBIT A

                         FORM OF REDEMPTION REQUEST
                       DELTA NATURAL GAS COMPANY, INC.
               ____% INSURED QUARTERLY NOTES DUE APRIL 1, 2021
                                (THE "NOTES")

                           CUSIP NO. ____________

         The undersigned, __________________ (the "Participant"), does hereby certify, pursuant to the provisions of that certain Indenture dated as of March 1, 2006 (the "Indenture") made by Delta Natural Gas Company, Inc. (the "Company") and The Bank of New York Trust Company, N.A., as Trustee (the "Trustee"), to The Depository Trust Company (the "Depository"), the company, and the Trustee that:

         1. [Name of deceased Beneficial Owner] is deceased.

         2. [Name of deceased Beneficial Owner] had a $_________ interest in the above referenced Notes.

         3. [Name of Representative] is [Beneficial Owner's personal representative/other person authorized to represent the estate of the Beneficial Owner/surviving joint tenant/surviving tenant by the entirety/trustee of a trust] of [Name of deceased Beneficial Owner] and has delivered to the undersigned a request for redemption in form satisfactory to the undersigned, requesting that $__________ principal amount of said Notes be redeemed pursuant to said Indenture. The documents accompanying such request, all of which are in proper form, are in all respects satisfactory to the undersigned and the [Name of Representative] is entitled to have the Notes to which this Request relates redeemed.

         4. The Participant holds the interest in the Notes with respect to which this Redemption Request is being made on behalf of [Name of deceased Beneficial Owner]

         5. The Participant hereby certifies that it will indemnify and hold harmless the Depository, the Trustee and the Corporation (including their respective officers, directors, agents, attorneys and employees), against all damages, loss, cost, expense (including reasonable attorneys' and accountants' fees), obligations, claims or liability (collectively, the "Damages") incurred by the indemnified party or parties as a result of or in connection with the redemption of Notes to which this Request relates. The Participant will, at the request of the Corporation, forward to the Corporation, a copy of the documents submitted by [Name of Representative] in support of the request for redemption.

         IN WITNESS WHEREOF, the undersigned has executed this Redemption Request as of ______________________, __________.


                                             [PARTICIPANT NAME]



                                             By:_______________________________

                                             Name:_____________________________

                                             Title:____________________________

                                FORM OF NOTES

                                  EXHIBIT B

                               (Face of Notes)

                       DELTA NATURAL GAS COMPANY, INC.
              ____ % INSURED QUARTERLY NOTES DUE APRIL 1, 2021


No. __________________                              $____________________

         DELTA NATURAL GAS COMPANY, INC., a Kentucky corporation, for value received, hereby promises to pay to _________________________ , or registered assigns, the principal sum of_____________________ DOLLARS on April 1, 2021, and to pay interest on said principal sum at the rate of _____% per annum calculated on the basis of a 360-day year of twelve 30-day months.

         INTEREST PAYMENT DATES:  January 1, April 1, July 1 and October 1

         RECORD DATES:  March 15, June 15, September 15 and December 15

         STATEMENT OF INSURANCE: Ambac Assurance Corporation ("Ambac Assurance") has issued Financial Guaranty Insurance Policy No. ____________ (the "Policy") with respect to payments due for principal of and interest on this Note. The Policy has been delivered to The Bank of New York, as the Insurance Trustee under said Policy and will be held by such Insurance Trustee or any successor insurance trustee. The Policy is on file and available for inspection at the principal office of the Insurance Trustee and a copy thereof may be secured from Ambac Assurance or the Insurance Trustee. All payments required to be made under the Policy shall be made in accordance with the provisions thereof. The owner of this Note acknowledges and consents to the subrogation rights of Ambac Assurance as more fully set forth in the Policy.

Dated:____________________

Authenticated:______________


THE BANK OF NEW YORK TRUST             DELTA NATURAL GAS COMPANY, INC.
COMPANY, N.A., AS TRUSTEE


By:_______________________________     By:_____________________________________
   Its: Authorized Signer                 Glenn R. Jennings, President and
                                            Chief Executive Officer


                                       By:_____________________________________
                                          John F. Hall, Secretary

                                          (SEAL)

                               (Back of Notes)

                       DELTA NATURAL GAS COMPANY, INC.

              ______% INSURED QUARTERLY NOTE DUE APRIL 1, 2021


1. INTEREST.

         DELTA NATURAL GAS COMPANY, INC. ("CORPORATION"), a Kentucky corporation, promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Corporation will pay interest quarterly on January 1, April 1, July 1 and October 1 of each year (each such date being an "INTEREST PAYMENT DATE"), commencing July 1, 2006. Interest on the Notes will accrue from the most recent date to which interest has been paid, or, if no interest has been paid previously, from the date of original issuance of this Note; provided that, if there is no existing default in the payment of interest, and if this Note is authenticated between a "Record Date" (as hereinafter defined) and the next succeeding Interest Payment Date, interest shall accrue from the next Interest Payment Date. The term "RECORD DATE" as used herein shall mean the March 15, June 15, September 15 and December 15, as the case may be, immediately preceding each Interest Payment Date.

2. METHOD OF PAYMENT.

         The Corporation will pay interest on the Notes (except defaulted interest) to the Paying Agent who will then pay such interest to the Persons who are registered Holders of Notes at the close of business on the Record Date next preceding the Interest Payment Date. The Corporation shall pay appropriate amounts to the Paying Agent in immediately available funds at least one (1) business day preceding the Interest Payment Date. The Paying Agent will pay interest to such Holders on the next Interest Payment Date even though Notes are canceled after the Record Date but on or before the Interest Payment Date. Holders must surrender Notes to the Paying Agent to collect Principal payments; except that, with respect to a Global Security, the Depository need not surrender the Global Security to collect payments of Principal other than the final payment of Principal of such Global Security, provided that the Depository makes appropriate endorsement on such Global Security of such prepayments on the Table of Prepayments attached hereto. The Paying Agent will pay Principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, except as set forth in the last sentence of this paragraph: (i) the Paying Agent may pay Principal and interest by check payable in such money; and (ii) the Paying Agent may mail an interest check to a Holder's registered address. Any Holder of at least $1,000,000 aggregate principal amount of Notes shall have the right to receive payment of Principal of and interest on the Notes by wire transfer of funds, provided that such Noteholder requests such form of payment, accompanied by appropriate wire transfer instructions, by written notice to the Trustee and the Paying Agent given not later than the Record Date immediately preceding such payment.

3. PAYING AGENT AND REGISTRAR.

         Initially, The Bank of New York Trust Company, N.A., 525 Vine Street, Suite 900, Cincinnati, Ohio 45202, will act as Paying Agent and Registrar. The Corporation may change any Paying Agent, Registrar or co-registrar without notice. The Corporation or any of its Subsidiaries may act in any such capacity.

4. INDENTURE.

         The Corporation issued the Notes under an Indenture dated as of March 1, 2006 ("INDENTURE"), between the Corporation and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the "ACT") as in effect on the date of the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Act for a statement of such terms. Capitalized terms used but not otherwise defined herein shall have the same meanings such terms are given in the Indenture. The Notes are unsecured general obligations of the Corporation limited to $40,000,000 in aggregate principal amount.

5. REDEMPTION AT CORPORATION'S OPTION.

         The Corporation may, at its option, at any time on or after April 1, 2009, redeem all the Notes or some of them from time to time at a Redemption Price equal to 100% of the Principal amount thereof plus unpaid accrued interest to the Redemption Date.

         Notice of redemption at the Corporation's option will be mailed at least thirty (30) days before the Redemption Date to each Holder of Notes to be redeemed at his registered address as set forth in the register. Notes in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000. On and after the Redemption Date (if there is no default in the payment of the Redemption Price by the Corporation), interest ceases to accrue on Notes or portions thereof called for redemption. The Corporation shall have the right, at its option, to withdraw and rescind, in whole or in part, any such optional redemption by the Corporation and any such notice of redemption given in connection therewith up to five (5) days prior to the Redemption Date by written notice of such withdrawal to the Trustee and to the Noteholders affected thereby.

6. REDEMPTION BY THE CORPORATION IN THE EVENT OF DEATH OF A BENEFICIAL OWNER

         Unless the Notes have been declared due and payable prior to their maturity by reason of an Event of Default, the Representative (as hereinafter defined) of a deceased Beneficial Owner (as hereinafter defined) has the right to request redemption prior to stated maturity of all or part of his interest in the Note, and the Corporation will redeem the same subject to the limitations that the Corporation will not be obligated to redeem, during the period from the original issue date through and including April 1, 2007 (the "Initial Period"), and during any twelve-month period which ends on and includes each April 1 thereafter (each such twelve-month period being hereinafter referred to as a "Subsequent Period"), (i) on behalf of a deceased Beneficial Owner any interest in the Notes which exceeds $25,000 principal amount or (ii) interests in the Notes exceeding $800,000 in aggregate principal amount. A request for redemption may be initiated by the Representative of a deceased Beneficial Owner at any time and in any principal amount.

         The Corporation may, at its option, redeem interests of any deceased Beneficial Owner in the Notes in the Initial Period or any Subsequent Period in excess of the $25,000 limitation. Any such redemption, to the extent that it exceeds the $25,000 limitation for any deceased Beneficial Owner, shall not be included in the computation of the $800,000 aggregate limitation for such Initial Period or such Subsequent Period, as the case may be, or for any succeeding Subsequent Period. The Corporation may, at its option, redeem interests of deceased Beneficial Owners in the Notes, in the Initial Period or any Subsequent Period in an aggregate principal amount exceeding $800,000. Any such redemption, to the extent it exceeds the $800,000 aggregate limitation, shall not reduce the $800,000 aggregate limitation for any Subsequent Period. On any determination by the Corporation to redeem Notes in excess of the $25,000 limitation or the $800,000 aggregate limitation, Notes so redeemed shall be redeemed in the order of the receipt of Redemption Requests (as hereinafter defined) by the Trustee.

         A request for redemption of an interest in the Notes may be initiated by the personal representative or other person authorized to represent the estate of the deceased Beneficial Owner or from a surviving joint tenant(s) or tenant(s) by the entirety or the trustee of a trust (each, a "Representative"). The Representative shall deliver a request to the Participant (hereinafter defined) through whom the deceased Beneficial Owner owned such interest, in form satisfactory to the Participant, together with evidence of the death of the Beneficial Owner, evidence of the authority of the Representative satisfactory to the Participant, such waivers, notices or certificates as may be required under applicable state or federal law and such other evidence of the right to such redemption as the Participant shall require. The request shall specify the principal amount of the interest in the Notes to be redeemed. The Participant shall thereupon deliver to the Depository a request for redemption substantially in the form attached as EXHIBIT A hereto (a "Redemption Request"). The Depository will, on receipt thereof, forward the same to the Trustee. The Trustee shall maintain records with respect to Redemption Requests received by it including date of receipt, the name of the Participant filing the Redemption Request and the status of each such Redemption Request with respect to the $25,000 limitation and the $800,000 aggregate limitation. The Trustee will immediately file each Redemption Request it receives, together with the information regarding the eligibility thereof with respect to the $25,000 limitation and the $800,000 aggregate limitation, with the Corporation. The Depository, the Corporation and the Trustee may conclusively assume, without independent investigation, that the statements contained in each Redemption Request are true and correct and shall have no responsibility for reviewing any documents submitted to the Participant by the Representative or for determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the Notes to be redeemed or was in fact deceased and whether the Representative is duly authorized to request the redemption on behalf of the applicable Beneficial Owner.

         Subject to the $25,000 limitation and the $800,000 aggregate limitation, the Corporation will, after the death of any Beneficial Owner, redeem the interest of such Beneficial Owner in the Note on the next interest payment date occurring not less than 30 days following receipt by the Corporation of a Redemption Request from the Trustee. If Redemption Requests exceed the aggregate principal amount of interests in Notes required to be redeemed during the Initial Period or during any Subsequent Period, then such excess Redemption Requests will be applied in the order received by the Trustee to successive Subsequent Periods, regardless of the number of

Subsequent Periods required to redeem such interests. The Corporation may, at any time notify the Trustee that it will redeem, on the next interest payment date occurring not less than thirty (30) days thereafter, all or any such lesser amount of Notes for which Redemption Requests have been received but which are not then eligible for redemption by reason of the $25,000 limitation or the $800,000 aggregate limitation. Any Notes so redeemed shall be redeemed in the order of receipt of Redemption Requests by the Trustee.

         The price to be paid by the Corporation for the Notes to be redeemed pursuant to a Redemption Request is 100% of the principal amount thereof plus accrued but unpaid interest to the date of payment. Subject to arrangements with the Depository, payment for interests in the Notes which are to be redeemed shall be made to the Depository upon presentation of Notes to the Trustee for redemption in the aggregate principal amount specified in the Redemption Requests submitted to the Trustee by the Depository which are to be fulfilled in connection with such payment. The principal amount of any Notes acquired or redeemed by the Corporation other than by redemption at the option of any Representative of a deceased Beneficial owner pursuant to this section shall not be included in the computation of either the $25,000 limitation or the $800,000 aggregate limitation for the Initial Period or for any Subsequent Period.

         For purposes of this section, a "Beneficial Owner" means the Person who has the right to sell, transfer or otherwise dispose of an interest in a Note and the right to receive the proceeds therefrom, as well as the interest and Principal payable to the holder thereof. In general, a determination of beneficial ownership in the Notes will be subject to the rules, regulations and procedures governing the Depository and institutions that have accounts with the Depository or a nominee thereof ("Participants").

         For purposes of this section, an interest in a Note held in tenancy by the entirety, joint tenancy or by tenants in common will be deemed to be held by a single Beneficial Owner and the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a Beneficial Owner. The death of a person who, during his lifetime, was entitled to substantially all of the rights of a Beneficial Owner of an interest in the Notes will be deemed the death of the Beneficial Owner, regardless of the recordation of such interest on the records of the Participant, if such rights can be established to the satisfaction of the Participant. Such interests shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, community property or other similar joint ownership arrangements, including individual retirement accounts or Keogh [H.R. 10] plans maintained solely by or for the decedent or by or for the decedent and any spouse, and trust and certain other arrangements where one Person has substantially all of the rights of a Beneficial Owner during such person's lifetime.

         In the case of a redemption request which is presented on behalf of a deceased Beneficial Owner and which has not been fulfilled at the time we give notice of our election to redeem the Notes, the Notes which are the subject of such pending redemption request shall be redeemed prior to any other Notes.

         Any Redemption Request may be withdrawn by the Person(s) presenting the same upon delivery of a written request for such withdrawal given by the Participant on behalf of such Person to the Depository and by the Depository to the Trustee not less than sixty (60) days prior to the interest payment date on which such Notes are eligible for redemption.

         The Corporation may, at its option, purchase any Notes for which Redemption Requests have been received in lieu of redeeming such Notes. Any Notes so purchased by the Corporation shall either be reoffered for sale and sold within 180 days after the date of purchase or presented to the Trustee for redemption and cancellation.

         During such time or times as the Notes are not represented by a Global Security and are issued in definitive form, all references in this Section to Participants and the Depository, including the Depository's governing rules, regulations and procedures, shall be deemed deleted, all determinations which under this section the Participants are required to make shall be made by the Corporation (including, without limitation, determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the Notes to be redeemed or is in fact deceased and whether the Representative is duly authorized to request redemption on behalf of the applicable Beneficial Owner), all redemption requests, to be effective, shall be delivered by the Representative to the Trustee, with a copy to the Corporation, and shall be in the form of a Redemption Request (with appropriate changes to reflect the fact that such Redemption Request is being executed by a Representative) and, in addition to all documents that are otherwise required to accompany a Redemption Request, shall be accompanied by the Notes that is the subject of such request.

7. DENOMINATIONS, TRANSFER AND EXCHANGE.

         The Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. The transfer of Notes shall be registered and Notes may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Notes or portion of a Note selected for redemption. Also, it need not exchange or register the transfer of any Note during that period of time subsequent to any Record Date and prior to the next succeeding Interest Payment Date.

8. PERSONS DEEMED OWNERS.

         The registered Holder of a Note may be treated as its owner for all purposes.

9. AMENDMENTS, SUPPLEMENTS AND WAIVERS.

         Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented, and any existing Default may be waived, with the consent of Holders of a majority in principal amount of the Notes then outstanding. Without the consent of any Noteholder, the Indenture or the Notes may be amended or supplemented, for among other reasons, to cure any ambiguity, defect or inconsistency, to provide for assumption of Corporation obligations to Noteholders or to make any change that does not materially adversely affect the rights of any Noteholder.

10. DEFAULTS AND REMEDIES.

         An Event of Default is: default for thirty (30) days in payment of interest on the Notes; default in payment of Principal of the Notes; failure by the Corporation for sixty (60) days after notice to it to comply with any of its other agreements in the Indenture or the Notes; default in the payment of Indebtedness having an outstanding principal balance of $100,000 or more under certain circumstances; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least twenty-five percent (25%) in principal amount of the Notes may declare all the Notes to be due and payable immediately. Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default (except a default in payment of Principal or interest) if it determines that withholding notice is in their interests. The Corporation must furnish an annual Officers' Certificate to the Trustee.

         The Trustee shall not be charged with knowledge of any Event of Default as defined in the Indenture, unless written notice thereof shall have been given to a Trust Officer of the Trustee at the Corporate Trust Office by the Corporation, the Paying Agent, the Holder of a Note or an agent of such Holder.

11. TRUSTEE DEALINGS WITH CORPORATION.

         The Bank of New York Trust Company, N.A., the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Corporation or its Affiliates, and may otherwise deal with the Corporation or its Affiliates, as if it were not Trustee, subject to any limitations imposed by the Act.

12. NO RECOURSE AGAINST OTHERS.

         A director, officer, employee or stockholder, as such, of the Corporation shall not have any liability for any obligations of the Corporation under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

13. AUTHENTICATION.

         This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14. ABBREVIATIONS.

         Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM ( = tenants in common), TEN ENT ( = tenants by the entirety), JT TEN ( = joint tenants with right of survivorship and not as tenants in common), CUST ( = custodian), and U/G/M/A ( = Uniform Gifts to Minors Act)

         The Corporation will furnish to any Noteholder upon written request and without charge a copy of the Indenture, which has in it the text of this
Note in larger type. Requests may be made to: Treasurer, Delta Natural Gas Company, Inc., 3617 Lexington Road, Winchester, Kentucky 40391.

                               ASSIGNMENT FORM


I/We assign and transfer this Note to


[_____________________________]
(Insert assignee's social
security or tax I.D. number)


         ________________________________________________________________


         ________________________________________________________________


         ________________________________________________________________
              (Print or type name, address and zip code of assignee)


and irrevocably appoint __________________________________ agent to transfer this Note on the books of the Corporation. The agent may substitute another to act for him.


DATE:___________________    SIGNATURE: ___________________________________
                                       (Sign exactly as your name
                                        appears on this Note)


Signature Guarantee


------------------------

                                  EXHIBIT A

                         FORM OF REDEMPTION REQUEST
                       DELTA NATURAL GAS COMPANY, INC.
               ____% INSURED QUARTERLY NOTE DUE APRIL 1, 2021
                                (THE "NOTE")

                           CUSIP NO. ____________


         The undersigned, ____________________ (the "Participant"), does hereby certify, pursuant to the provisions of that certain Indenture dated as of March 1, 2006 (the "Indenture") made by Delta Natural Gas Company, Inc. (the "Company") and The Bank of New York Trust Company, N.A., as Trustee (the "Trustee"), to The Depository Trust Company (the "Depository"), the Company, and the Trustee that:

         1. [Name of deceased Beneficial Owner] is deceased.

         2. [Name of deceased Beneficial Owner] had a $_________ interest in the above referenced Notes.

         3. [Name of Representative] is [Beneficial Owner's personal representative/other person authorized to represent the estate of the Beneficial Owner/surviving joint tenant/surviving tenant by the entirety/trustee of a trust] of [Name of deceased Beneficial Owner] and has delivered to the undersigned a request for redemption in form satisfactory to the undersigned, requesting that $__________ principal amount of said Notes be redeemed pursuant to said Indenture. The documents accompanying such request, all of which are in proper form, are in all respects satisfactory to the undersigned and the [Name of Representative] is entitled to have the Notes to which this Request relates redeemed.

         4. The Participant holds the interest in the Notes with respect to which this Redemption Request is being made on behalf of [Name of deceased Beneficial Owner].

         5. The Participant hereby certifies that it will indemnify and hold harmless the Depository, the Trustee and the Corporation (including their respective officers, directors, agents, attorneys and employees), against all damages, loss, cost, expense (including reasonable attorneys' and accountants' fees), obligations, claims or liability (collectively, the "Damages") incurred by the indemnified party or parties as a result of or in connection with the redemption of Notes to which this Request relates. The Participant will, at the request of the Corporation, forward to the Corporation, a copy of the documents submitted by [Name of Representative] in support of the request for redemption.

         IN WITNESS WHEREOF, the undersigned has executed the Redemption Request as of __________, ____.



                                             [PARTICIPANT NAME]


                                             By:______________________________

                                             Name:____________________________

                                             Title:___________________________